                                                          EXHIBIT 99.8


                        1994 RESTATEMENT

                       FISHER-PRICE, INC.

                     MATCHING SAVINGS PLAN



                   Effective:  July 1, 1994

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                              -i-

                        TABLE OF CONTENTS
                        -----------------

                                                             Page

                            ARTICLE 1

         NAME, EFFECTIVE DATE AND BASIC PLAN DEFINITIONS . . .  3
Section 1.1.  Name of Plan . . . . . . . . . . . . . . . . . .  3
Section 1.2.  Effective Date . . . . . . . . . . . . . . . . .  3
Section 1.3.  Basic Definitions. . . . . . . . . . . . . . . .  3
               (a)  Affiliated Corporation . . . . . . . . . .  3
               (b)  Affiliated Service Organization. . . . . .  3
               (c)  Business Day . . . . . . . . . . . . . . .  3
               (d)  Code . . . . . . . . . . . . . . . . . . .  3
               (e)  Company. . . . . . . . . . . . . . . . . .  3
               (f)  Date of Hire . . . . . . . . . . . . . . .  3
               (g)  ERISA. . . . . . . . . . . . . . . . . . .  3
               (h)  Organization Under Common Control. . . . .  3
               (i)  Plan . . . . . . . . . . . . . . . . . . .  4
               (j)  Plan Administrator . . . . . . . . . . . .  4
               (k)  Plan Year. . . . . . . . . . . . . . . . .  4
               (l)  Related Business . . . . . . . . . . . . .  4
               (m)  Trust. . . . . . . . . . . . . . . . . . .  4
               (n)  Trustee. . . . . . . . . . . . . . . . . .  4
Section 1.4.  Other Definitions. . . . . . . . . . . . . . . .  4
               (a)  Annual Addition. . . . . . . . . . . . . .  4
               (b)  Annuity Starting Date. . . . . . . . . . .  4
               (c)  Company Contribution . . . . . . . . . . .  4
               (d)  Company Contribution Account . . . . . . .  4
               (e)  Compensation . . . . . . . . . . . . . . .  4
               (f)  Disability Retirement Date . . . . . . . .  4
               (g)  Discretionary Matching Contribution. . . .  4
               (h)  Early Retirement Date. . . . . . . . . . .  4
               (i)  Eligible Employee. . . . . . . . . . . . .  4
               (j)  Entry Date . . . . . . . . . . . . . . . .  4
               (k)  Highly Compensated Employee. . . . . . . .  5
               (l)  Hour of Service. . . . . . . . . . . . . .  5
               (m)  Key Employee . . . . . . . . . . . . . . .  5
               (n)  Limitation Year. . . . . . . . . . . . . .  5
               (o)  Matching Contribution. . . . . . . . . . .  5
               (p)  Maximum Annual Addition. . . . . . . . . .  5
               (q)  Maximum Company Contribution . . . . . . .  5
               (r)  Normal Retirement. . . . . . . . . . . . .  5
               (s)  Participant. . . . . . . . . . . . . . . .  5
               (t)  Required Beginning Date. . . . . . . . . .  5
               (u)  Rollover Account . . . . . . . . . . . . .  5
               (v)  Salary Reduction Contribution. . . . . . .  5
               (w)  Savings Account. . . . . . . . . . . . . .  5
               (x)  Six Months of Participation Service. . . .  5
               (y)  Top Heavy Plan . . . . . . . . . . . . . .  5


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                                    -ii-

               (z)  Total and Permanent Disability . . . . . .  5
               (aa) Transfer Account . . . . . . . . . . . . .  5
               (bb) Valuation Date . . . . . . . . . . . . . .  5

                            ARTICLE 2

                  ELIGIBILITY FOR PARTICIPATION. . . . . . . .  6
Section 2.1.  Definitions. . . . . . . . . . . . . . . . . . .  6
               (a)  Six Months of Participation Service. . . .  6
               (b)  Entry Date . . . . . . . . . . . . . . . .  6
               (c)  Eligible Employee. . . . . . . . . . . . .  6
                    (i)  Employees Covered by Collective
                         Bargaining Agreement. . . . . . . . .  6
                    (ii) Nonresident Aliens. . . . . . . . . .  6
                    (iii) Irregular Employees. . . . . . . . .  6
Section 2.2.  Age and Service Requirements . . . . . . . . . .  6
Section 2.3.  Change in Employment Status. . . . . . . . . . .  7
               (a)  Employee Becomes Eligible Employee . . . .  7
               (b)  Participant Becomes a Non-Eligible
                    Employee . . . . . . . . . . . . . . . . .  7
Section 2.4.  Termination and Resumption of Participation. . .  7
               (a)  Termination of Participation . . . . . . .  7
               (b)  Inactive Participant . . . . . . . . . . .  7
               (c)  Resumption of Participation. . . . . . . .  8
Section 2.5.   Service with and Transfers Involving
               Affiliated Corporations.. . . . . . . . . . . .  8
               (a)  Service with Organizations Under Common
                    Control. . . . . . . . . . . . . . . . . .  8
               (b)  Transfer of Employment.. . . . . . . . . .  8
               (c)  Change to Eligible Status. . . . . . . . .  9
               (d)  Change from Eligible Status. . . . . . . .  9
               (e)  Subsidiary . . . . . . . . . . . . . . . .  9

                            ARTICLE 3

                          CONTRIBUTIONS. . . . . . . . . . . . 10
Section 3.1.  Salary Reduction Contributions . . . . . . . . . 10
               (a)  In General . . . . . . . . . . . . . . . . 10
               (b)  Salary Reduction Contribution Elections. . 10
               (c)  $7,000 Limit . . . . . . . . . . . . . . . 10
Section 3.2.  Matching Contributions by the Company. . . . . . 11
Section 3.3.  Discretionary Matching Contributions . . . . . . 11
Section 3.4.  Forfeitures. . . . . . . . . . . . . . . . . . . 11
Section 3.5.  Limitations on Contributions . . . . . . . . . . 11
Section 3.6.  Rollover Contributions . . . . . . . . . . . . . 12
Section 3.7.  Transfers From Another Plan. . . . . . . . . . . 13

Section 3.8.  Allocations of Contributions and Forfeitures . . 14
               (a)  Maintenance of Accounts. . . . . . . . . . 14
               (b)  Allocation of Salary Reduction


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                                    -iii-

                    Contributions. . . . . . . . . . . . . . . 14
               (c)  Allocation of Matching Contributions . . . 14
               (d)  Allocation of Discretionary Matching
                    Contributions. . . . . . . . . . . . . . . 15
               (e)  Qualified Participant. . . . . . . . . . . 15
Section 3.9.  Compensation . . . . . . . . . . . . . . . . . . 15
Section 3.10. Limitations on Allocations . . . . . . . . . . . 16
               (a)   Definitions . . . . . . . . . . . . . . . 16
                    (i)  Annual Addition . . . . . . . . . . . 16
                    (ii) Compensation. . . . . . . . . . . . . 16
                    (iii) Maximum Permissible Amount . . . . . 17
                    (iv) Defined Benefit Fraction. . . . . . . 17
                    (v)  Defined Contribution Fraction . . . . 17
                    (vi) Limitation Year . . . . . . . . . . . 17
               (b)  Maximum Company Contribution . . . . . . . 17
               (c)  Maximum Annual Addition. . . . . . . . . . 17
               (d)  Excess Annual Additions. . . . . . . . . . 18
Section 3.11. ADP Test . . . . . . . . . . . . . . . . . . . . 19
               (a)  In General . . . . . . . . . . . . . . . . 19
                    (i)  The 125% Test . . . . . . . . . . . . 19
                    (ii) The Alternative Limitation Test . . . 20
               (b)  Definitions. . . . . . . . . . . . . . . . 20
                    (i)  ADP . . . . . . . . . . . . . . . . . 20
                    (ii) Average ADP . . . . . . . . . . . . . 20
                    (iii) ADP Compensation . . . . . . . . . . 20
                    (iv) Highly Compensated Employee . . . . . 21
                    (v)  Nonhighly Compensated Employee. . . . 23
                    (vi) Nonelective Contributions . . . . . . 23
                    (vii)  Qualified Matching Contributions. . 23
               (c)  Special Rules. . . . . . . . . . . . . . . 23
                    (i)  Plan Aggregation - 410(b) . . . . . . 23
                    (ii) Plan Aggregation - Highly
                         Compensated Employee. . . . . . . . . 23
                    (iii) Family Aggregation . . . . . . . . . 24
Section 3.12. Distribution of Excess Contributions . . . . . . 24
               (a)  In General . . . . . . . . . . . . . . . . 24
               (b)  Excess Contributions . . . . . . . . . . . 25
               (c)  Family Aggregation . . . . . . . . . . . . 25
               (d)  Allocable Income/Loss. . . . . . . . . . . 25
Section 3.13. ACP Test . . . . . . . . . . . . . . . . . . . . 26
               (a)  In General . . . . . . . . . . . . . . . . 26
                    (i)  The 125% Test . . . . . . . . . . . . 26
                    (ii) The Alternative Limitation Test . . . 26
               (b)  Definitions. . . . . . . . . . . . . . . . 26
                    (i)  ACP . . . . . . . . . . . . . . . . . 26
                    (ii) Average ACP . . . . . . . . . . . . . 27
                    (iii) ACP Compensation . . . . . . . . . . 27
               (c)  Special Rules. . . . . . . . . . . . . . . 27
                    (i)  Multiple Use. . . . . . . . . . . . . 27
                    (ii) Plan Aggregation - 410(b) . . . . . . 28


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                                   -iv-

                    (iii) Plan Aggregation - Highly
                          Compensated Employee . . . . . . . . 28
                    (iv) Family Aggregation. . . . . . . . . . 28
Section 3.14. Distribution of Excess Aggregate
               Contributions . . . . . . . . . . . . . . . . . 28
               (a)  In General . . . . . . . . . . . . . . . . 28
               (b)  Excess Aggregate Contributions . . . . . . 29
               (c)  Family Aggregation . . . . . . . . . . . . 29
               (d)  Allocable Income/Loss. . . . . . . . . . . 29
Section 3.15. Distributions of Excess Deferrals. . . . . . . . 30
               (a)  In General . . . . . . . . . . . . . . . . 30
               (b)  Excess Deferrals . . . . . . . . . . . . . 30
               (c)  Allocable Income/Loss. . . . . . . . . . . 30
Section 3.16. Coordinating Corrective Distributions. . . . . . 31
               (a)  Correcting Excess Deferrals After
                    Distributing Excess Contributions. . . . . 31
               (b)  Correcting Excess Contributions After
                    Distributing Excess Deferrals. . . . . . . 31

                            ARTICLE 4

                NONFORFEITABLE RIGHT TO BENEFITS . . . . . . . 32
Section 4.1.  Definitions. . . . . . . . . . . . . . . . . . . 32
               (a)  Normal Retirement Date . . . . . . . . . . 32
               (b)  Early Retirement Date. . . . . . . . . . . 32
               (c)  Disability Retirement Date . . . . . . . . 32
               (d)  Total and Permanent Disability . . . . . . 32
               (e)  Annuity Starting Date. . . . . . . . . . . 32
               (f)  Deferred Retirement. . . . . . . . . . . . 32
               (g)  Participant's Required Beginning Date. . . 32
               (h)  70-1/2 Year. . . . . . . . . . . . . . . . 32
Section 4.2.  Determination of Nonforfeitable Rights . . . . . 33

                            ARTICLE 5

                    DISTRIBUTION OF BENEFITS . . . . . . . . . 34
Section 5.1.  Forms and Time of Benefit Distributions. . . . . 34
               (a)  In General . . . . . . . . . . . . . . . . 34
               (b)  Commencement of Distributions. . . . . . . 34
               (c)  Form of Distributions. . . . . . . . . . . 34
Section 5.2.  Normal Form of Benefit . . . . . . . . . . . . . 34
Section 5.3.  Alternative Form of Benefit. . . . . . . . . . . 35
Section 5.4.  Designation of Death Beneficiary . . . . . . . . 35
Section 5.5.  Death of Participant . . . . . . . . . . . . . . 36
Section 5.6.  Early Distribution Consent . . . . . . . . . . . 36
               (a)  In General . . . . . . . . . . . . . . . . 36
               (b)  Valid Consent. . . . . . . . . . . . . . . 36
Section 5.7.  Minimum Distribution Required. . . . . . . . . . 37
Section 5.8.  Cash-Outs. . . . . . . . . . . . . . . . . . . . 37
               (a)  Definitions. . . . . . . . . . . . . . . . 37


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                                      -v-

                    (i)  Cash-Out. . . . . . . . . . . . . . . 37
                    (ii) Involuntary Cash-Out. . . . . . . . . 37
                    (iii) Voluntary Cash-Out . . . . . . . . . 37
               (b)  Involuntary Cash-Outs of Small Benefits. . 37
               (c)  Cash-Outs of Benefits in Excess of
                    $3,500 . . . . . . . . . . . . . . . . . . 38
Section 5.9.  Hardship Withdrawals . . . . . . . . . . . . . . 38
Section 5.10. Loans to Participants. . . . . . . . . . . . . . 39
               (a)  Trustees May Make Loans. . . . . . . . . . 39
               (b)  Written Applications.. . . . . . . . . . . 39
               (c)  Limit on Amount of Loan. . . . . . . . . . 39
               (d)  Term and Interest Rate . . . . . . . . . . 40
               (e)  Promissory Note Required . . . . . . . . . 40
               (f)  Security . . . . . . . . . . . . . . . . . 40
               (g)  Directed Investment. . . . . . . . . . . . 41

                            ARTICLE 6

        ACCOUNT VALUATIONS AND ALLOCATION OF NET EARNINGS. . . 42
Section 6.1.  Valuation Dates. . . . . . . . . . . . . . . . . 42
Section 6.2.  Method of Valuation of Trust Assets. . . . . . . 42
Section 6.3.  Allocation of Net Earnings . . . . . . . . . . . 42
Section 6.4.  Notification to Participants . . . . . . . . . . 42
Section 6.5.  Directed Investment Accounts . . . . . . . . . . 43

                            ARTICLE 7

                            THE TRUST. . . . . . . . . . . . . 45
Section 7.1.  Continuation of the Trust. . . . . . . . . . . . 45
Section 7.2.  Disbursements Limited to Trust Assets. . . . . . 45
Section 7.3.  Expenses of Administration and Litigation. . . . 45
Section 7.4.  Pooled Investment Fund or Group Trust. . . . . . 45
Section 7.5.  Mattel Stock Fund. . . . . . . . . . . . . . . . 46
               (a)  Voting of Shares in Mattel Stock Fund. . . 46
               (b)  Tender Offers. . . . . . . . . . . . . . . 46

                            ARTICLE 8

                      TOP-HEAVY PROVISIONS . . . . . . . . . . 47
Section 8.1.  Definitions. . . . . . . . . . . . . . . . . . . 47
               (a)  Top-Heavy Plan . . . . . . . . . . . . . . 47
               (b)  Determination Date . . . . . . . . . . . . 47
               (c)  Key Employee . . . . . . . . . . . . . . . 47
               (d)  Cumulative Account Balances. . . . . . . . 47
               (e)  Aggregation Group. . . . . . . . . . . . . 47
               (f)  Top-Heavy Valuation Date . . . . . . . . . 48
               (g)  Top-Heavy Compensation . . . . . . . . . . 48
               (h)  Qualified Top-Heavy Participant. . . . . . 48
               (i)  Super Top-Heavy Plan . . . . . . . . . . . 48
Section 8.2.  Top-Heavy Rules. . . . . . . . . . . . . . . . . 48


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                                   -vi-

               (a)  Application of Top-Heavy Rules . . . . . . 48
               (b)  Minimum Company Contribution . . . . . . . 48
               (c)  Limitation on Contributions and Benefit. . 49
               (d)  Special Rule for Non-Key Employees in
                    Two Plans. . . . . . . . . . . . . . . . . 49

                            ARTICLE 9

                     ADMINISTRATION OF PLAN. . . . . . . . . . 50
Section 9.1.  Company as Plan Administrator. . . . . . . . . . 50
Section 9.2.  Responsibility for Administration of the Plan. . 50
Section 9.3.  Expenses . . . . . . . . . . . . . . . . . . . . 50
Section 9.4.  Liability and Indemnification. . . . . . . . . . 50
Section 9.5.  Agents . . . . . . . . . . . . . . . . . . . . . 50
Section 9.6.  Delegation of Authority. . . . . . . . . . . . . 51
               (a)  In General . . . . . . . . . . . . . . . . 51
               (b)  Liability. . . . . . . . . . . . . . . . . 51
Section 9.7.  Defect or Omission . . . . . . . . . . . . . . . 51
Section 9.8.  Funding Policy . . . . . . . . . . . . . . . . . 51
Section 9.9.  Records. . . . . . . . . . . . . . . . . . . . . 51
Section 9.10. Claims Procedure . . . . . . . . . . . . . . . . 51
               (a)  Filing a Claim for Benefits. . . . . . . . 51
               (b)  Notification of Decision of Plan
                    Administrator. . . . . . . . . . . . . . . 52
               (c)  Claim Review Procedure . . . . . . . . . . 52

                           ARTICLE 10

               RIGHT TO ALTER, AMEND OR TERMINATE. . . . . . . 53
Section 10.1. Plan Amendments. . . . . . . . . . . . . . . . . 53
               (a)  Right to Alter or Amend. . . . . . . . . . 53
               (b)  Limitations on Power of Amendment. . . . . 53
               (c)  Form of Amendment. . . . . . . . . . . . . 53
Section 10.2. Plan Termination . . . . . . . . . . . . . . . . 54
               (a)  Right to Terminate . . . . . . . . . . . . 54
               (b)  Vesting on Termination or Partial
                    Termination. . . . . . . . . . . . . . . . 54
               (c)  Disposition of Assets on Termination . . . 54
Section 10.3.  Merger or Consolidation . . . . . . . . . . . . 54

                           ARTICLE 11

                    MISCELLANEOUS PROVISIONS . . . . . . . . . 55
Section 11.1.  New York and Applicable Federal Law Govern. . . 55
Section 11.2.  Headings for Convenience. . . . . . . . . . . . 55
Section 11.3.  Rights of All Interested Parties Determined
               by the Terms of the Plan. . . . . . . . . . . . 55
Section 11.4.  Spendthrift Clause. . . . . . . . . . . . . . . 55
Section 11.5.  Qualified Domestic Relations Order. . . . . . . 55
Section 11.6.  Notice to Employees . . . . . . . . . . . . . . 56

Section 11.7.  No Employment Rights Created. . . . . . . . . . 56
Section 11.8.  Diversion from Employees Prohibited . . . . . . 56
Section 11.9.  Right to Judicial Accounting. . . . . . . . . . 57
Section 11.10. Transfer of Funds to Another Plan . . . . . . . 57
Section 11.11. Forfeiture on Account of Inability to Locate
               Participant or Beneficiary. . . . . . . . . . . 57
Section 11.12. Incapacity of Person Entitled to Payment. . . . 57
Section 11.13. Adoption of Plan by Organization Under
               Common Control. . . . . . . . . . . . . . . . . 58

                           ARTICLE 12

                        DIRECT ROLLOVERS . . . . . . . . . . . 59
Section 12.1.  Direct Rollovers. . . . . . . . . . . . . . . . 59
Section 12.2.  Definitions . . . . . . . . . . . . . . . . . . 59
               (a)  Eligible Rollover Distribution . . . . . . 59
               (b)  Eligible Retirement Plan . . . . . . . . . 59
               (c)  Distributee. . . . . . . . . . . . . . . . 59
               (d)  Direct Rollover. . . . . . . . . . . . . . 60

                          INTRODUCTION

          The Board of Directors of Fisher-Price, Inc. authorized the adoption of the Fisher-Price, Inc. Matching Savings Plan, having an effective date of January 1, 1992, for the benefit of eligible employees of the Company. Fisher-Price previously established the Fisher-Price Profit Sharing and Retirement Savings Plan, having an effective date of January 15, 1953, for the benefit of eligible employees of the Company.

          The Company wishes to merge the Fisher-Price Profit Sharing and Retirement Savings Plan into the Fisher-Price, Inc. Matching Savings Plan effective July 1, 1994. Effective July 1, 1994 the Fisher-Price Profit Sharing and Retirement Savings Plan shall be merged into the Fisher-Price, Inc. Matching Savings Plan and all assets previously held by the Fisher-Price Profit Sharing and Retirement Savings Plan shall be allocated to accounts under the Fisher-Price, Inc. Matching Savings Plan.

          The funds to provide benefits under this Plan shall be held, managed, invested and disbursed in accordance with the terms of this Plan and the separate Trust Agreement established as the funding vehicle under the Plan. This Plan document, together with such separate Trust Agreement, are designed to constitute a qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended.

          Thus Fisher-Price, Inc. hereby adopts the Plan as follows:

                            ARTICLE 1

         NAME, EFFECTIVE DATE AND BASIC PLAN DEFINITIONS
         -----------------------------------------------

          Section 1.1.  Name of Plan.  The Plan as continued by
this instrument shall be called the "Fisher-Price, Inc. Matching
Savings Plan".

          Section 1.2. Effective Date. The effective date of this restated Plan is July 1, 1994. The original effective date of the Plan was January 1, 1992. The original effective date of the Fisher-Price Profit Sharing and Retirement Savings Plan was January 15, 1953.

          Section 1.3.  Basic Definitions.

          (a) Affiliated Corporation means any corporation that is a member of a controlled group of corporations, as defined in
Section 414(b) of the Code, which includes the Company.

          (b) Affiliated Service Organization means any service organization which is a member of an affiliated service group, as defined in Section 414(m) of the Code, which includes the Company.

          (c)  Business Day means a day on which the New York
Stock Exchange is open for trading.

          (d) Code means the Internal Revenue Code of 1986, as amended from time to time.

          (e)  Company means Fisher-Price, Inc. and any
Organization Under Common Control that has adopted the Plan in accordance with Section 11.13.

          (f) Date of Hire means the employment commencement date of the date on which an employee of the Company is first entitled to be credited with an Hour of Service with the Company as defined in Title 29, Code of Federal Regulations, Section 2530.200b-2.

          (g)  ERISA means the Employee Retirement Income
Security Act of 1974, as amended from time to time.

          (h)  Organization Under Common Control means (i) an
Affiliated Corporation, (ii) a Related Business, (iii) an
Affiliated Service Organization or (iv) any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code and the regulations thereunder.

          (i)  Plan means the Fisher-Price, Inc. Matching Savings
Plan set forth herein and as it may hereafter be amended from time to time.

          (j)  Plan Administrator means Fisher-Price, Inc.

          (k) Plan Year means the twelve-month period beginning each January 1 and ending on the following December 31.

          (l) Related Business means any trade or business included in a group of trades or businesses with the Company which are under common control, as defined in Section 414(c) of the Code.

          (m) Trust means the assets held in trust pursuant to a separate Trust Agreement between the Company and the Trustee, the purpose of which is to provide benefits to Participants under the Plan.

          (n) Trustee means the person or persons appointed by the Board of Directors of the Company to act as Trustee of the Trust under the Plan, and with whom the Company has entered into a separate Trust Agreement.

          Section 1.4.  Other Definitions.

          (a)  Annual Addition is defined in Section 3.10.

          (b)  Annuity Starting Date is defined in
Section 4.1(e).

          (c)  Company Contribution is defined in Section 3.5.

          (d)  Company Contribution Account is defined in
Section 3.8.

          (e)  Compensation is defined in Section 3.9.

          (f)  Disability Retirement Date is defined in
Section 4.1(c).

          (g)  Discretionary Matching Contribution is defined in
Section 3.3.

          (h)  Early Retirement Date is defined in
Section 4.1(b).

          (i)  Eligible Employee is defined in Section 2.1.

          (j)  Entry Date is defined in Section 2.1.

          (k)  Highly Compensated Employee is defined in
Section 3.11.

          (l)  Hour of Service is defined in Section 1.3(f).

          (m)  Key Employee is defined in Section 8.1.

          (n)  Limitation Year is defined in Section 3.10.

          (o)  Matching Contribution is defined in Section 3.2.

          (p)  Maximum Annual Addition is defined in
Section 3.10.

          (q)  Maximum Company Contribution is defined in
Section 3.10.

          (r)  Normal Retirement Date is defined in Section 4.1.

          (s)  Participant is defined in Section 2.2.

          (t)  Required Beginning Date is defined in Section 4.1.

          (u)  Rollover Account is defined in Section 3.6.

          (v)  Salary Reduction Contribution is defined in
Section 3.1.

          (w)  Savings Account is defined in Section 3.8.

          (x)  Six Months of Participation Service is defined in
Section 2.1.

          (y)  Top Heavy Plan is defined in Section 8.1.

          (z)  Total and Permanent Disability is defined in
Section 4.1.

          (aa) Transfer Account is defined in Section 3.7.

          (bb) Valuation Date is defined in Section 6.1.

                            ARTICLE 2

                  ELIGIBILITY FOR PARTICIPATION
                  -----------------------------

          Section 2.1.  Definitions.  The following definitions
apply for purposes of this Article:

          (a) Six Months of Participation Service. An employee shall be considered to have completed Six Months of Participation
Service with the Company at the end of six full months following the employee's Date of Hire.

          (b) Entry Date. The term "Entry Date" means the first day of each calendar month.

          (c) Eligible Employee. Except as otherwise provided, the term "Eligible Employee" shall mean any common-law employee of the Company. For purposes of this Article, the term "Eligible
Employee" shall not include:

               (i) Employees Covered by Collective Bargaining Agreement. Employees included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between the Company and employee representatives (within the meaning of Section 7701(a)(46) of the Code) if (i) there is evidence that retirement benefits were the subject of good faith bargaining and (ii) the terms of such collective bargaining agreement do not specifically provide for participation in the Plan.

               (ii) Nonresident Aliens. Employees who are nonresident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

               (iii)     Irregular Employees.  Employees who are
               hired on a seasonal basis or who otherwise have an irregular work schedule.

          Section 2.2.  Age and Service Requirements.  Each
Eligible Employee of the Company shall become a Participant in the Plan on the first Entry Date coincident with or following the latest of:

               (a)  his or her completion of Six Months of
          Participation Service with the Company;

               (b)  his or her attainment of age 20 1/2; or

               (c)  the Effective Date.

          Each Eligible Employee who has completed the service requirement in (a) above, but who is separated from the service of the Company prior to the Entry Date shall become a Participant immediately upon his or her return to the service of the Company unless (i) Section 2.4(c) applies, or (ii) such Eligible Employee, upon the date of his or her return to the service of the Company, has not yet satisfied the age requirement in (b) above. Notwithstanding the preceding sentence, an Eligible Employee shall not in any event commence participation in the Plan prior to the Entry Date which otherwise would have applied had the Participant not separated from the service of the Company.

          Section 2.3.  Change in Employment Status.

          (a) Employee Becomes Eligible Employee. If an employee's status is changed so that he or she becomes an Eligible Employee, he or she shall become a Participant in the Plan on the first Entry Date coincident with or following the satisfaction of the age and service requirements set forth in
Section 2.2.

          (b) Participant Becomes a Non-Eligible Employee. If a Participant's employment status is changed so that he or she is no longer an Eligible Employee, such Participant shall not be entitled to share in any Matching Contributions or Discretionary Matching Contributions with respect to any Compensation earned while he or she is not an Eligible Employee.

          Section 2.4.  Termination and Resumption of
Participation.

          (a) Termination of Participation. Except as otherwise provided by this Section, an Eligible Employee who is a Participant shall remain a Participant until (1) the date on which his or her entire nonforfeitable interest is paid to him or her or to his or her beneficiary, or (2) the date on which his or her death occurs, if earlier.

          (b) Inactive Participant. If a Participant separates from the service of the Company, he or she will be an Inactive

Participant (1) for the remainder of the Plan Year of such separation from service, and (2) for each Plan Year beginning after such separation from service and during which he or she continues to be separated from the service of the Company.

          (c) Resumption of Participation. An Inactive Participant shall not be entitled to share in allocations of Matching Contributions and Discretionary Matching Contributions under Article 3.00. However, an Inactive Participant shall immediately resume active participation and be entitled to share in allocations of Matching Contributions and Discretionary Matching Contributions in accordance with the terms and conditions of Article 3.00 immediately upon reemployment by the Company.

          Section 2.5.   Service with and Transfers Involving
                         Affiliated Corporations.

          (a) Service with Organizations Under Common Control. Hours of Service completed by a Participant with an Organization Under Common Control shall be credited for eligibility and vesting purposes under this Plan under Articles 2 and 4, but not for purposes of benefit accrual under Article 3, except as specifically provided hereunder.

          With respect to employees who transfer to the Company after November 30, 1993 directly from Mattel, Inc. or any Subsidiary, the service credited under this subsection shall include all service with such Subsidiary or with Mattel, Inc., including service prior to the date the Subsidiary or Mattel, Inc. became an Affiliated Corporation unless at the time of the event at which a Subsidiary became an Affiliated Corporation, the Board of Directors of Fisher-Price, Inc. specifically provides otherwise. The amount of service to be credited under the preceding sentence shall be based on the terms of a qualified plan maintained by Mattel, Inc. or the Subsidiary under which the transferred employee was participating immediately prior to the transfer or under the terms of this Plan for crediting service for eligibility and vesting if the employee was not participating in such a plan. Notwithstanding the foregoing, the Board of Directors of Fisher-Price, Inc. may also specifically provide for the crediting of service under this Section with a predecessor employer or any entity other than a Subsidiary prior to the date such predecessor employer or other entity was acquired by an Affiliated Corporation or otherwise became an Affiliated Corporation.

          (b) Transfer of Employment. If a Participant transfers employment from the Company or any business entity that has adopted or is maintaining this Plan to any Organization Under

Common Control that has not adopted or is not maintaining this Plan, such transfer shall not be considered a separation from service or termination of employment under this Plan. Such Participant shall continue to be credited with Hours of Service as provided in subsection (a). If a person transfers employment from any Organization Under Common Control that has not adopted the Plan to the Company or any business entity that has adopted or is maintaining this Plan, he or she shall immediately commence active participation in the Plan if such person is employed in an eligible status, has satisfied the age and service requirements under the Plan and if the Entry Date that would otherwise apply to such person has already occurred.

          (c) Change to Eligible Status. If the employment status of an person changes so that he or she is eligible for participation hereunder as a result of a transfer from ineligible status, he or she shall immediately commence active participation in the Plan following the date of his or her change in employment status if such person has satisfied the age and service requirements hereunder and if the Entry Date that would otherwise apply to such person has already occurred.

          (d) Change from Eligible Status. If the employment status of a Participant changes so that he or she is no longer in an eligible status under the Plan but he or she is still in the service of the Company, he or she shall be credited with Hours of Service for vesting purposes for Hours of Service with the Company after the change in employment status.

          (e) Subsidiary. The term "Subsidiary" means any corporation included in a chain of corporations connected through stock ownership with a common parent corporation as defined under
Section 1563(a)(1) of the Code where the common parent is Mattel, Inc.

                            ARTICLE 3

                          CONTRIBUTIONS
                          -------------

          Section 3.1.  Salary Reduction Contributions.

          (a) In General. Each Participant, in accordance with Subsection (b), may elect to contribute to the Plan a whole percentage amount, not to exceed a percentage amount determined by the Plan Administrator pursuant to a uniform nondiscriminatory policy, of his or her Compensation ("Salary Reduction Contribution"). Salary Reduction Contributions shall be made by reducing a Participant's Compensation throughout the period during which his or her election under this Section remains in effect. The Company shall pay to the Trustees all Salary Reduction Contributions made by Participants under this Section no later than the end of a reasonable period after such Salary Reduction Contributions were withheld from the Participants' Compensation, or such longer period as may be permitted by regulations issued under Section 401(k) of the Code, but in no event later than 30 days after the close of the calendar month in which such Salary Reduction Contributions were withheld. All Salary Reduction Contributions are intended to qualify as "employer contributions" under Section 401(k) of the Code.

          (b) Salary Reduction Contribution Elections. The Plan Administrator shall prescribe uniform rules of general application concerning all elections under this Section. Such rules may limit the amount of Salary Reduction Contributions or the frequency of any changes in elections made by Participants. Such rules also shall prescribe the effective date of any elections, or changes in elections, made by Participants under this Section. All elections under this Section shall remain in effect until modified or discontinued by the Participant in accordance with the rules established by the Plan Administrator.

          Notwithstanding the foregoing, changes in Participant elections under this Section shall be permitted no less frequently than semi-annually. Furthermore, Participants, prior to any payroll period or other payment of Compensation, may elect to discontinue Salary Reduction Contributions. Such discontinuance shall remain in effect until the date a new election is made in accordance with the provisions of this Subsection.

          (c) $7,000 Limit. Salary Reduction Contributions of a Participant, together with the other elective deferrals (as defined in Section 402(g)(3) of the Code) of such Participant, shall not exceed $7,000, as adjusted by Section 402(g)(5) of the

Code, during any calendar year. In the event that the limit under this Subsection is exceeded, the Plan Administrator shall direct the Trustees to distribute such excess amount in accordance with this Article.

          Section 3.2. Matching Contributions by the Company. For each Plan Year, the Company shall contribute to the Plan on behalf of each Participant an amount equal to a percentage of each such Participant's Salary Reduction Contributions for such Plan Year (the "Matching Contribution") determined as follows:

          Participant Salary            Matching Contribution
           Reduction Amount                   Percentage
          ------------------            ---------------------
               $0 to $300                          100%
               $301 to $500                         75%
               $501 to 6% of                        40%
               Participant Compensation

          Section 3.3. Discretionary Matching Contributions. For each Plan Year, the Company shall contribute to the Plan on behalf of each Qualified Participant (as defined in Section 3.8(e)) an amount determined in the sole discretion of the Company (the "Discretionary Matching Contribution"). The amount of the Discretionary Matching Contribution on behalf of any Qualified Participant shall not exceed 3% of his or her compensation for such Plan Year.

          Section 3.4. Forfeitures. Forfeitures resulting from the application of Section 11.11 shall not be applied to directly increase the allocation that any Participant would otherwise receive under the Plan. Forfeitures shall in the discretion of the Plan Administrator be used to (1) pay Plan expenses or (2) reduce (but not below zero) the Matching Contribution under
Section 3.2 for the Plan Year in which the forfeitures become available. Notwithstanding the foregoing, if (1) all or a portion of the forfeitures are used to reduce the Matching Contribution and (2) such forfeitures exceed the Matching Contribution for the Plan Year in which the forfeitures become available, such excess shall be held in a suspense account and shall be used to reduce Matching Contributions or pay expenses for the next Plan Year (and succeeding Plan Years, as necessary) all as determined in the discretion of the Plan Administrator.
If a suspense account is in existence at any time during a Plan Year pursuant to this Section, such account will not participate in the allocation of the trust's investment gains and losses.

          Section 3.5.  Limitations on Contributions.  Salary
Reduction Contributions, Matching Contributions and Discretionary
Matching Contributions (collectively, the "Company

Contributions") under this Article shall be subject to the following limitations:

          (a) the sum of the Company Contributions and other amounts treated as Annual Additions for any Plan Year shall not exceed the Maximum Company Contribution, as determined under Section 3.10; and

          (b) the amount of the Company Contributions shall not exceed the maximum amount allowable as a deduction to the Company under Section 404 of the Code.

          Section 3.6.  Rollover Contributions.  If permitted
under a uniform, nondiscriminatory policy adopted by the Plan
Administrator, a rollover contribution may be made by an Eligible
Employee to the Plan if:

          (a)  the following conditions are satisfied:

               (i) the Eligible Employee was a participant under another plan that was qualified under Section 401(a) of the Code or an annuity plan qualified under Section
          403(a) of the Code;

               (ii) in the case of a plan qualified under Section
          401(a) of the Code, the trust under such other plan is exempt from tax under Section 501(a) of the Code;

               (iii)     such Eligible Employee receives a
          distribution from such other plan which qualifies as a rollover amount, as described in Section 402(a)(5)(A) of the Code;

               (iv) the Eligible Employee furnishes evidence satisfactory to the Plan Administrator that such contribution meets conditions (1), (2) and (3); and

               (v) the rollover contribution is transferred by the Eligible Employee to the Plan within 60 days of his or her receipt of the distribution; or

          (b) the amounts transferred to the Plan are from a conduit individual retirement account, provided that the following conditions are satisfied:

               (i) such account has no assets other than assets that were previously distributed to the Eligible
          Employee by another qualified plan;

               (ii) such amounts met the applicable requirements of Section 408(d)(3) of the Code for rollover treatment or transfer to the conduit individual retirement account; and

               (iii)     such amounts are transferred by the
          Eligible Employee to the Plan within 60 days of his or her receipt of such amount from the conduit individual retirement account.

          Rollover contributions shall be held in a separate "Rollover Account" established and maintained by the Plan Administrator as a permanent accounting record under the Plan for the benefit of the Eligible Employee who made such contributions. An Eligible Employee who has made a rollover contribution shall at all times have a 100% nonforfeitable right to the value of the assets held in his or her Rollover Account. Amounts allocated to a Rollover Account shall be held in trust and invested in accordance with the terms and conditions of the Plan. Distributions of amounts allocated to a Rollover Account shall be made upon the Eligible Employee's retirement, death, disability or other separation from service in accordance with the terms and conditions of the Plan.

          If an Eligible Employee makes a rollover contribution to the Plan under this Section, such Eligible Employee nevertheless shall not become a Participant under the Plan and shall not participate in the allocations of Company Contributions under Section 3.8 until such Eligible Employee has satisfied the age and service requirements for participation set forth in
Section 2.2.

          Section 3.7.  Transfers From Another Plan.  If
permitted under a uniform policy adopted by the Plan
Administrator, a Participant may elect to transfer amounts from another plan to the Plan if the following conditions are satisfied:

          (a) such other plan is qualified under Section 401(a) of the Code or is an annuity plan qualified under Section
     403(a) of the Code;

          (b)  in the case of a plan qualified under Section
     401(a) of the Code, the trust under such other plan is exempt from tax under Section 501(a) of the Code;

          (c) such other plan and the trust or annuity thereunder provides that benefits may be transferred;

          (d) the Participant furnishes evidence satisfactory to the Plan Administrator that such transfer meets conditions

     (a), (b) and (c);

          (e) the transfer will not jeopardize the tax exempt status of the Plan or create adverse tax consequences for the Company; and

          (f) such other plan does not have a history of providing its participants with "section 411(d)(6) protected benefits," as defined in Section 1.411(d)-4 of the Treasury
     Regulations, that are different from the benefits being offered under the Plan.

          Transfers shall be held in a separate "Transfer Account" established and maintained by the Plan Administrator as a permanent accounting record under the Plan for the benefit of the Participant whose benefits under another plan were transferred to the Plan. A Participant shall at all times have a 100% nonforfeitable right to the value of assets held in his or her Transfer Account. Amounts allocated to a Transfer Account shall be held in trust and invested in accordance with the terms and conditions of the Plan. Distributions of amounts allocated to a Transfer Account shall be made upon the retirement, death, disability or other separation from service of the Participant in accordance with the terms and conditions of the Plan.

          Section 3.8.  Allocations of Contributions and
Forfeitures.

          (a) Maintenance of Accounts. The Plan Administrator shall establish and maintain, as a permanent accounting record under the Plan, a "Company Contribution Account" and a "Savings Account" in the name of each Participant in the Plan. For each Participant for whom there was maintained an account or accounts under the Fisher-Price Profit Sharing and Retirement Savings Plan prior to the merger of such plan into this Plan, there shall be maintained such Profit Sharing accounts as may be appropriate as determined by the Plan Administrator.

          (b)  Allocation of Salary Reduction Contributions.
Upon the payment of Salary Reduction Contributions by the Company to the Trustees in accordance with Section 3.1(a), the Plan Administrator shall allocate the Salary Reduction Contributions of each Participant to a separate Savings Account maintained for such Participant under Subsection (a).

          (c) Allocation of Matching Contributions. Upon the payment of the Matching Contribution by the Company to the Trustees, the Plan Administrator shall allocate so much of the total Matching Contributions for such Plan Year and the forfeitures resulting from the application of Section 11.11, if any, to the Company Contribution Account of each Participant as determined by Section 3.2. The allocation determined under this Subsection (c) shall be adjusted by an amount determined pursuant to Section 3.10, if any.

          (d)  Allocation of Discretionary Matching
Contributions. Upon the payment of the Discretionary Matching Contribution by the Company to the Trustees, the Plan Administrator shall allocate the Discretionary Matching Contribution for such Plan Year, if any, to the Company Contribution Account of each Qualified Participant in the same proportion that the Salary Reduction Contribution of such Qualified Participant for the Plan Year bears to the total Salary Reduction Contributions of all Qualified Participants for such Plan Year. Notwithstanding the foregoing, the allocation under this Subsection (d) with respect to any Qualified Participant shall not exceed 3% of his or her Compensation for such Plan Year. The allocation determined under this Subsection (d) shall be adjusted by an amount determined pursuant to Section 3.10, if any.

          (e)  Qualified Participant.  The term "Qualified
Participant" for any Plan Year means a Participant who (1) is employed by the Company on the last day of the Plan Year and (2) is not a corporate vice-president or executive officer.

          Section 3.9. Compensation. Unless otherwise provided, the term "Compensation" for any Plan Year means the total amount paid or made available by the Company to a Participant during such Plan Year constituting wages as generally defined in Section 3401(a) of the Code determined without regard to any rules that limit the amount included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the
Code).

          Compensation shall not include amounts representing cash or merchandise prizes awarded for suggestions or ideas, commissions, special allowances, expense reimbursements, severance pay, pay for inactive status pending retirement, any profits under stock option plans, any payments out of the short term or long term disability plans or sickness and accident plans, or any compensation the receipt of which is deferred pursuant to a plan or contract.

          Notwithstanding the foregoing, "Compensation" shall include any amount which is contributed by the Company pursuant to a salary reduction agreement and which is not includible in the gross income of the Participant under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

          Any questions as to whether any other amounts paid to a Participant constitutes Compensation shall be determined by the Company.

          The Compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed the applicable limitation under Section 401(a)(17) of the Code for the Plan Year. Such limitation shall be adjusted at the time and in the manner permitted under Section 401(a)(17)(B) of the Code. If the Compensation of a Participant is determined on a period of time fewer than 12 months, then the limitation shall be prorated for the number of full calendar months in such period. In determining the Compensation of a Qualified Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except, in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each individual's Compensation as determined under this Section 3.9 prior to the application of this limitation.

          Notwithstanding any provision in this Section to the contrary, Compensation of a Participant for a Plan Year shall be limited to his or her Compensation earned while a Participant.

          Section 3.10.  Limitations on Allocations.

          (a) Definitions. The following definitions apply for purposes of this Section:

               (i) Annual Addition shall have the same meaning as defined under Section 415(c)(2) of the Code and the regulations thereunder.

               (ii) Compensation shall mean wages as defined in
          Section 3121(a) of the Code, for purposes of calculating Social Security taxes, but determined without regard to the contribution base limitation in
          Section 3121(a)(1) of the Code, the special rules in Code Section 3121(v) (applicable to certain elective contributions and non-qualified deferred compensation), any rules that limit covered employment based on type or location of an employee's employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exceptions to the definition of employment in Section 3121(b)(1) through (20) of the Code).

               (iii)     Maximum Permissible Amount, for any
          Limitation Year, means, with respect to a Participant, the lesser of:

                    (1)  $30,000 (or, if greater, 25% of the
               dollar limitation in effect under Section
               415(b)(1)(A) of the Code); or

                    (2)  25% of Compensation, as defined in (2)
                    above.

          The limitation in (ii) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) of the Code or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(1)(1) or 419A(d)(2) of the Code.

               (iv) Defined Benefit Fraction shall have the same meaning as defined in Section 415(e)(2) of the Code and the regulations thereunder.

               (v) Defined Contribution Fraction shall have the same meaning as defined in Section 415(e)(3) of the Code and the regulations thereunder.

               (vi) Limitation Year means the Plan Year.

          (b)  Maximum Company Contribution.  For purposes of the
Plan, the term "Maximum Company Contribution" shall mean the aggregate of the Maximum Annual Additions of all Participants for the Plan Year.

          (c) Maximum Annual Addition. In no event shall an amount exceeding the Maximum Annual Addition be allocated to the accounts of a Participant during any Limitation Year. For purposes of the Plan, the term "Maximum Annual Additions" shall mean the following:

               (i) if the Company (or an Organization Under Common Control) does not maintain any other qualified defined contribution plan and does not maintain and has never maintained a qualified defined benefit plan, the Maximum Permissible Amount;

               (ii) if, in addition to the Plan, the Company (or an Organization Under Common Control) maintains another qualified defined contribution plan or plans, but does not maintain and has never maintained a qualified defined benefit plan, the Maximum Permissible Amount reduced (but not below zero) by the sum of any Annual Additions allocated to the Participant during the Limitation Year under such other defined contribution plan or plans;

               (iii) if, in addition to the Plan, the Company (or an Organization Under Common Control) maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in the Plan, the amount which, when added to the Annual Additions under any other qualified defined contribution plan maintained by the Company (or an Organization Under Common Control), if any, results in a Defined Contribution Fraction which, when added to the Defined Benefit Fraction, does not exceed 1.0 in the Limitation Year.

          (d) Excess Annual Additions. If the Participant's Annual Additions for the Limitation Year exceeds the maximum Annual Addition for such Limitation Year (the "Excess Annual Addition"), the Excess Annual Addition shall not be deemed Annual Additions in that Limitation Year if they are treated in accordance with any one or more of the following paragraphs as determined in the Plan Administrator's discretion:

               (i)  The Excess Annual Additions of such
          Participant may be allocated and reallocated to the accounts of other Qualified Participants in the Plan. However, if the allocation or reallocation of the Excess Annual Addition causes the Maximum Annual Addition of each Participant to be exceeded for the Limitation Year, then these excess amounts must be held unallocated in a suspense account. If a suspense account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspense account must be allocated and reallocated to Participants' accounts (subject to the limitations of this Section) before any Company Contributions and any employee contributions which would constitute Annual Additions may be made to the Plan for that Limitation year.

               (ii) The Excess Annual Additions of such
          Participant may be used to reduce Company Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Limitation Year. However, if that Participant is not covered by the Plan as of the end of the Limitation Year, then the Excess Annual Additions must be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Participants in the Plan in accordance with the rules set forth in the preceding paragraph. Furthermore, the Excess Annual Additions must be used to reduce Company Contributions for the next Limitation Year (and succeeding Limitation Year, as necessary) for all of the remaining Participants in the Plan. For purposes of this paragraph, Excess Annual Additions may not be distributed to Participants or former Participants.

               (iii) The Excess Annual Additions of such
          Participant may be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the Participants in the Plan in accordance with the rules provided in paragraph (1). The Excess Annual Additions must be used to reduce Company Contributions for the next Limitation Year (and succeeding Limitation years, as necessary) for all of the Participants in the Plan. For purposes of this paragraph, Excess Annual Additions may not be distributed to Participants or former Participants.

               (iv) Notwithstanding the provisions of paragraphs
          (1), (2) or (3) above, the Plan may return employee contributions, including Salary Reduction Contributions, to the extent that the return would reduce the Excess Annual Additions of such Participant. If the Plan does not return gains attributable to the returned employee contributions, such earnings will be considered as an employee contribution for the Limitation Year in which the returned contribution was made.

          If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, such suspense account will not participate in the allocation of the trust's investment gains and losses.

          Section 3.11.  ADP Test.

          (a)  In General.  Annual allocations derived from
Salary Reduction Contributions to the Participants' Savings
Accounts must satisfy one of the following tests:

               (i)  The 125% Test.  The Average ADP for

          Participants who are Highly Compensated Employees shall not exceed the Average ADP for Participants who are Non-Highly Compensated Employees multiplied by 1.25; or

               (ii) The Alternative Limitation Test. The Average ADP for Participants who are Highly Compensated Employees shall not exceed the lesser of (i) the Average ADP for Participants who are Non-Highly Compensated Employees multiplied by 2 and (ii) the Average ADP for Participants who are Non-Highly Compensated Employees plus 2 percentage points or such lesser amount determined pursuant to the provisions of
          Section 3.13(c)(1) to prevent the multiple use of the alternative limitation under this subsection and
          Section 3.13(a)(2).

          The Plan Administrator may calculate the ADPs of Participants and, thus, determine whether the Plan satisfies the ADP Test under this Section by treating all or part of the Qualified Matching Contributions made with respect to any or all of the Participants as Salary Reduction Contributions. The Plan Administrator may not treat Qualified Matching Contributions as Salary Reduction Contributions unless the Qualified Matching Contributions satisfy the conditions set forth in Section 1.401(k)-l(b)(5) of the Treasury Regulations.

          The Plan Administrator shall maintain records that demonstrate satisfaction of the ADP Test under this Section, including the extent to which the Plan treated Qualified Matching Contributions as Salary Reduction Contributions to satisfy the ADP Test.

          (b) Definitions. The following definitions apply for purposes of the Plan:

               (i) ADP, with respect to a Participant, shall mean the ratio (expressed as a percentage) of the amount of Salary Reduction Contributions and amounts treated as Salary Reduction Contributions, if any, allocated to the Participant's account for a Plan Year to the Participant's ADP Compensation for the Plan Year.

               (ii) Average ADP, with respect to a group of Participants, shall mean the average of the ADPs for the group of Participants.

               (iii) ADP Compensation, with respect to any Participant, shall be determined by the Plan Administrator in a manner that satisfies the requirement of Section 414(s) of the Code and the regulations thereunder. The period used to determine a Participant's ADP Compensation for a Plan Year is either the Plan Year or the calendar year ending within the Plan Year. Whichever period is selected must be applied uniformly to determine the ADP Compensation of every Participant for the Plan Year. If the Participant participated in the Plan for less than the full Plan Year or calendar year, the Plan may take into account ADP Compensation for that portion of the Plan Year or calendar year during which the Participant actually participated, provided this limit is applied uniformly for all Participants for the Plan Year.

               (iv) Highly Compensated Employee.

                    (1)  In General.  The term "Highly
          Compensated Employee" means an employee who is either a Highly Compensated Active Employee or a Highly
          Compensated Former Employee.

                    (2)  Highly Compensated Active Employee.  A
          "Highly Compensated Active Employee" is any employee who, with respect to the Company, (A) performs services during the Look-Back Year and (B) is included in any one or more of the groups described for purposes of the Look-Back Year calculation in subparagraph (iii).

                    (3)  Look-Back Year Calculation.  For
          purposes of subparagraph (ii), the following employees shall be Highly Compensated Employees with respect to the Look-Back Year:

                         (a)  employees who are 5-percent owners
               at any time during the Look-Back Year;

                         (b)  employees who receive Compensation
               in excess of $75,000 during the Look-Back Year;

                         (c)  employees who receive Compensation
               in excess of $50,000 during the Look-Back Year and are members of the Top-Paid Group for the Look-Back Year; and

                         (d)  employees who are Includible
               officers during the Look-Back Year.

                   (4)   Determination Year Calculation.  The
          Company elects pursuant to Regulation Section 1.414(q)- lT, Q & A-14(b) to make the calendar year calculation election. Therefore, no Determination Year Calculation is required.

                   (5)   Look-Back Year.  The term "Look-Back
          Year" means the Plan Year.

                   (6)   Top-Paid Group.  The term "Top-Paid
          Group" means, with respect to a particular year, the group consisting of the top 20 percent of the Company's employees when ranked on the basis of Compensation received from the Company during such year. The number of employees in the Top-Paid Group for a particular year is equal to 20 percent of the total number of active employees of the Company for such year, reduced by those active employees excluded under Sections 1.414(q)-lT, Q & A-9(b)(1)(i), (ii) and (iii) of the
          Treasury Regulations.

                   (7)   Includible Officers.  The term
          "Includible Officer" means an employee who is (A) an officer of the Company (within the meaning of Section 416(i) of the Code and the regulations thereunder) at any time during the Look-Back Year and (B) receives compensation during such year that is greater than 50 percent of the dollar limitation in effect under
          Section 415(b)(1)(A) of the Code for the calendar year in which the Look-Back Year begins. If no officer of the Company satisfies the Compensation requirement of
          (B) above, the highest paid officer of the Company for such year is treated as a Highly Compensated Employee. Notwithstanding the foregoing, the determination of which employees are Includible Officers shall be subject to the maximum inclusion limitations of Section 1.414(q)-lT, Q & A-10(b) of the Treasury Regulations.

                   (8)   Highly Compensated Former Employee.  A
          "Highly Compensated Former Employee" for a Look-Back Year is any former employee of the Company who, with respect to the Company, (A) performs no services for the Company in the Look-Back Year, (B) had a Separation Year prior to the Look-Back Year and was (C) a Highly Compensated Active Employee for either (I) such employee's Separation Year, or (II) any Look-Back Year ending on or after the employee's 55th birthday.

                   (9)   Separation Year.  The term "Separation
          Year" means the Look-Back Year during which the employee separates from the service of the Company.

                   (10) Family Aggregation. If an employee is, during a Look-Back Year, a Family Member of either a
          (A) 5-percent owner who is an active or former employee or (B) a Highly Compensated Employee who is one of the ten most highly compensated employees ranked on the basis of Compensation paid by the Company during such year, then the Family Member and the 5-percent owner or top-ten Highly Compensated Employee shall be aggregated and shall be treated as a single employee receiving Compensation and Plan contributions equal to the sum of such Compensation and contributions of the Family Member and 5-percent owner or top-ten Highly Compensated Employee.

                   (11) Family Member. The term "Family Member" means the spouse, lineal ascendants and descendants of the employee or former employees, and the spouses of such lineal ascendants and descendants.

               (v)  Nonhighly Compensated Employee shall mean an
     Eligible Employee who is not a Highly Compensated Employee.

               (vi) Nonelective Contributions are contributions to the Plan made by the Company which are not made pursuant to a Participant's salary reduction contribution election under Section 3.1.

               (vii)  Qualified Matching Contributions are
     Matching Contributions or Discretionary Matching
     Contributions that are 100% nonforfeitable at all times and satisfy the requirements set forth in Section 1.401(k)-
     1(g)(13)(iii) of the Treasury Regulations.

          (c)  Special Rules.

               (i) Plan Aggregation - 410(b). For purposes of this Section, if the Plan and one or more other plans which include cash or deferred arrangements actually are aggregated for purposes of Section 410(b) (other than for purposes of the average benefit percentage test) of the Code, the cash or deferred arrangements included in the Plan and such other plans shall be treated as a single cash or deferred arrangement for purposes of Section 401(k) of the Code and Section 1.401(k)-1(b) of the Treasury Regulations. Plans are aggregated under this paragraph only if they have the same plan year.

               (ii) Plan Aggregation - Highly Compensated
     Employee. For purposes of this Section, if a Highly Compensated Employee is a participant in two or more cash or deferred arrangements of the Company, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for purposes of determining the ADP of the Highly Compensated Employee unless such aggregation is prohibited by Section 1.401(k)-1(g)(1)(ii)(B) of the Treasury Regulations. If the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

               (iii) Family Aggregation. If a Highly Compensated Employee is subject to the family aggregation rules of
     Section 414(q)(6) of the Code because such employee is either a five-percent owner or one of the ten most Highly Compensated Employees, the combined ADP for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Salary Reduction Contributions, Compensation, and amounts treated as Salary Reduction Contributions, if any, of all the eligible family members. The Salary Reduction Contributions, Compensation, and amounts treated as Salary Reduction Contributions, if any, are disregarded for purposes of determining the Average ADP for the Non-Highly Compensated Employees. If a Participant is required to be aggregated as a member of more than one family group in the Plan, all Participants who are members of those family groups that include that Participant are aggregated as one family group.

          Section 3.12.  Distribution of Excess Contributions.

          (a) In General. If for any Plan Year there are any Excess Contributions, then on or before the 15th day of the third month following the end of such Plan Year, each Highly Compensated Employee having the highest ADP shall have his or her portion of the Excess Contributions distributed to him or her until one of the two tests set forth in Section 3.11(a) is satisfied, or until his or her ADP equals the ADP of the Highly Compensated Employee or Employees having the next highest ADP. This process must be repeated until one of the two tests set forth in Section 3.11(a) is satisfied. In no case may the amount of Excess Contributions be distributed for a Plan Year with respect to a Highly Compensated Employee exceed the Highly Compensated Employee's Salary Reduction Contribution for the Plan Year.

          Distributions of Excess Contributions shall be made first from unmatched Salary Reduction Contributions and, thereafter, simultaneously from Salary Reduction Contributions that are matched and Matching Contributions that relate to such Salary Reduction Contributions. However, any such Matching Contributions which are not vested shall be forfeited in lieu of being distributed.

          Notwithstanding the foregoing, if the Plan

Administrator treats Qualified Matching Contributions as Salary Reduction Contributions for purposes of the ADP Test, distributions of Excess Contributions shall be made first from unmatched Salary Reduction Contributions and, thereafter, simultaneously from Salary Reduction Contributions and Qualified Matching Contributions that relate to such Salary Reduction Contributions.

          (b)  Excess Contributions.  The term "Excess
Contributions" means, with respect to a Plan Year, the excess of Salary Reduction Contributions, and Qualified Matching Contributions, to the extent they are treated as Salary Reduction Contributions for purposes of the ADP Test, over the maximum amount of such contributions permitted under Section 3.11(a). Excess Contributions also shall include the income allocable to the excess described in the preceding sentence. The income allocable to Excess Contributions shall be determined in accordance with subsection (d).

          (c) Family Aggregation. The determination and correction of Excess Contributions of a Highly Compensated
Employee whose ADP is determined in accordance with the family aggregation rules of Section 3.11(c)(3) is accomplished by reducing the ADP as required by Subsection (a) and allocating the Excess Contributions for the family group among the family members in proportion to the Salary Reduction Contributions of each family member that is combined to determine the ADP.

          (d) Allocable Income/Loss. A Participant's Excess Contributions with respect to a Plan Year shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of (1) income or loss for the Plan Year allocable to Salary Reduction Contributions and amounts treated as Salary Reduction Contributions multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the sum of (i) the total account balance of the Participant attributable to Salary Reduction Contributions and amounts treated as Salary Reduction Contributions, if any, as of the beginning of the Plan Year, plus (ii) the Participant's Salary Reduction Contributions and amounts treated as Salary Reduction Contributions, if any, for the Plan Year and for the Gap Period; and (2) ten percent of the amount determined under
(1) above multiplied by the number of whole calendar months that have elapsed during the Gap Period. When calculating the number of calendar months in (2) above, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such 15th day will be treated as having been made on the first day of the next subsequent month. For purposes of this subsection, the Term "Gap Period" means the period between the end of the Plan Year and the date of distribution.

          Section 3.13.  ACP Test.

          (a)  In General.  Annual allocations derived from
Matching Contributions to the Company Contribution Accounts must satisfy one of the following tests:

               (i)  The 125% Test.  The Average ACP for
     Participants who are Highly Compensated Employees shall not exceed the Average ACP for Participants who are Nonhighly
     Compensated Employees multiplied by 1.25.

               (ii) The Alternative Limitation Test. The Average ACP for Participants who are Highly Compensated Employees shall not exceed the lesser of (i) the Average ACP for Participants who are Nonhighly Compensated Employees multiplied by two and (ii) the Average ACP for Participants who are Nonhighly Compensated Employees plus two percentage points or such lesser amount determined pursuant to the provisions of Section 3.13(c)(1) to prevent the multiple use of the alternative limitation under this Subsection and
     Section 3.11(a)(2).

          The Plan Administrator may calculate the ACPs of Participants and, thus, determine whether the Plan satisfies the ACP Test under this Section by taking into account Salary Reduction Contributions that are treated as Matching Contributions. The Plan Administrator may not treat Salary Reduction Contributions as Matching Contributions unless the Salary Reduction Contributions satisfy the conditions set forth in Section 1.401(m)-l(b)(5) of the Treasury Regulations. The Plan Administrator may not include Salary Reduction Contributions in the ACP Test unless the Plan satisfies the ADP Test both with and without the Salary Reduction Contributions included in this ACP Test.

          The Plan Administrator shall maintain records that demonstrate satisfaction of the ACP Test under this Section, including the extent to which the Plan treated Salary Reduction Contributions as Matching Contributions to satisfy the ACP Test.

          (b) Definitions. The following definitions apply for purposes of the Plan:

               (i) ACP, with respect to a Participant, shall mean the ratio (expressed as a percentage) of the amount of Matching Contributions and Discretionary Matching Contributions and amounts treated as Matching Contributions allocated to the Participant's account for a Plan Year to the Participant's ACP Compensation for the Plan Year.

               (ii) Average ACP, with respect to a group of Participants, shall mean the average of the ACPs for the group of Participants.

               (iii) ACP Compensation shall have the same meaning as the term ADP Compensation, as defined in Section
     3.11(b)(3).

          (c)  Special Rules.

               (i) Multiple Use. If (i) the sum of the Average ADP of the entire group of eligible Highly Compensated Employees under the Plan and the Average ACP of the entire group of eligible Highly Compensated Employees under the Plan exceeds the Aggregate Limit, (ii) the Average ADP of the entire group of eligible Highly Compensated Employees exceeds the amount described in the 125% Test under Section 3.11(a)(1), and (iii) the Average ACP of the entire group of eligible Highly Compensated Employees exceeds the amount described in the 125% Test under Section 3.13(a)(1), then the Average ADP or ACP of those Highly Compensated Employees will be reduced so that the Aggregate Limit is not exceeded. The amount of the reduction of the Average ADP or ACP of the entire group of Highly Compensated Employees needed to satisfy the Aggregate Limit is calculated in the manner described in Section 3.12(a) or 3.14(a) and shall be treated as Excess Contributions or Excess Aggregate Contributions. For purposes of the Multiple Use Test, the ADP and the ACP are determined after any corrections required to meet the ADP Test and the ACP Test.

               The "Aggregate Limit" shall mean the greater of:

               (a) the sum of (i) 1.25 times the greater of (I) the Average ADP of the Nonhighly Compensated Employees for the Plan Year (the "Relevant ADP") or (II) the Average ACP of the Nonhighly Compensated Employees for the Plan Year (the "Relevant ACP"), and (ii) two percentage points plus the lesser of the Relevant ADP or the Relevant ACP, provided that this amount does not exceed two times the lesser of the Relevant ADP or the Relevant ACP; or

               (b) sum of (i) 1.25 times the lesser of the Relevant ADP or the Relevant ACP, and (ii) two percentage points plus the greater of the Relevant ADP or the Relevant ACP, above, provided that this amount does not exceed two times the greater of the Relevant ADP or the Relevant ACP.

               (ii) Plan Aggregation - 410(b). For purposes of this Section, if the Plan and one or more other plans actually are aggregated for purposes of Section 410(b) (other than for purposes of the average percentage test) of the Code, then the Plan and such other plans shall be treated as a single plan for purposes of Section 401(m) of the Code. Plans are aggregated under this paragraph only if they have the same plan year.

               (iii) Plan Aggregation - Highly Compensated
     Employee. For purposes of this Section, if a Highly Compensated Employee is a participant in two or more plans of the Company to which employer contributions, matching contributions or both are made, all such plans shall be treated as one plan for purposes of determining the ACP of the Highly Compensated Employee unless such aggregation is prohibited by Section 1.401(m)-1(b)(3)(ii) of the Treasury Regulation. If the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single arrangement.

               (iv) Family Aggregation. If a Highly Compensated Employee is subject to the family aggregation rules of
     Section 414(q)(6) of the Code because such employee is either a five-percent owner or one of the ten most Highly Compensated Employees, the combined ACP for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Matching Contributions, Discretionary Matching Contributions, Compensation, and amounts treated as Matching Contributions, if any, of all
     the eligible family members.   The Matching Contributions,
     Discretionary Matching Contributions, amounts treated as Matching Contributions, if any, and Compensation of all family members are disregarded for purposes of determining the Average ACP for the Highly Compensated Employees and the Non-Highly Compensated Employees. If a Participant is required to be aggregated as a member of more than one family group in the Plan, all Participants who are members of those family groups that include that Participant are aggregated as one group.

          Section 3.14.  Distribution of Excess Aggregate
Contributions.

          (a) In General. If for any Plan Year there are Excess Aggregate Contributions, then on or before the 15th day of the third month following the end of such Plan Year, each Highly Compensated Employee having the highest ACP shall have his or her portion of the Excess Aggregate Contributions distributed to him or her, or, if forfeitable, forfeit such nonvested Excess

Aggregate contributions attributable to Matching Contributions until one of the two tests set forth in Section 3.13(a) is satisfied, or until his or her ACP equals the ACP of the Highly Compensated Employee or Employees having the next highest ACP. This process must be repeated until one of the two tests set forth in Section 3.13(a) is satisfied.

          The Plan Administrator will treat a Highly Compensated Employee's allocable share of Excess Aggregate Contributions, on a pro rata basis, as attributable to Matching Contributions, Discretionary Matching Contributions, and to Salary Reduction Contributions treated as Matching Contributions for purposes of the ACP Test.

          (b) Excess Aggregate Contributions. The term "Excess Aggregate Contributions" means, with respect to a Plan Year, the excess of Matching Contributions, Discretionary Matching Contributions and Salary Reduction Contributions, to the extent they are treated as Matching Contributions for purposes of the ACP Test, over the maximum amount of such contributions permitted under Section 3.13(a). Excess Aggregate Contributions shall also include the income allocable to the excess described in the preceding sentence. The income allocable to Excess Aggregate Contributions shall be determined in accordance with Subsection (d).

          (c) Family Aggregation. The determination and correction of Excess Aggregate Contributions of a Highly Compensated Employee whose ACP is determined in accordance with the family aggregation rules of Section 3.13(c)(4) is accomplished by reducing the ACP as required by subsection (a) and allocating the Excess Aggregate Contributions for the family group among the family members in proportion to the Matching Contributions, Discretionary Matching Contributions and amounts treated as Matching Contributions for purposes of the ACP Test, if any, of each family member that are combined to determine this ACP.

          (d) Allocable Income/Loss. A Participant's Excess Aggregate Contributions with respect to a Plan Year shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of (1) income or loss for the Plan Year allocable to Matching Contributions, Discretionary Matching Contributions and amounts treated as Matching Contributions, if any, multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the Plan Year and the denominator of which is the sum of (i) the total account balance of the Participant attributable to Matching Contributions, Discretionary Matching Contributions and amounts treated as Matching

Contributions, if any, as of the beginning of the Plan Year, plus
(ii) the Participant's Matching Contributions, Discretionary Matching Contributions, and amounts treated as Matching Contributions, if any, for the Plan Year and for the Gap Period, and (2) ten percent of the amount determined under (1) above multiplied by the number of whole calendar months that have elapsed during the Gap Period. When calculating the number of months in (2) above, a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such 15th day will be treated as having been made on the first day of the next subsequent month. For purposes of this subsection, the term "Gap Period" means the period between the end of the Plan Year and the date of distribution.

          Section 3.15.  Distributions of Excess Deferrals.

          (a) In General. Excess Deferrals by a Participant shall be distributed to such Participant no later than the first April 15 following the close of the Participant's taxable year, unless the Participant notifies the Plan that such Excess Deferrals or a portion thereof shall be distributed from a plan other than the Plan. Notice under the preceding sentence must be submitted to the Plan Administrator in writing no later than the first March 1 following the close of the Participant's taxable year. Notwithstanding the foregoing, a Participant is deemed to have notified the Plan of Excess Deferrals for the taxable year taking into account only Salary Reduction Contributions under the Plan.

          (b) Excess Deferrals. The term "Excess Deferrals" means, with respect to a Participant, Salary Reduction Contributions, together with other elective deferrals (as defined in Section 402(g)(3) of the Code), in excess of the dollar limitation under Section 3.1(c). Excess Deferrals also shall include the income allocable to the excess described in the preceding sentence. The income allocable to Excess Deferrals shall be determined in accordance with Subsection (c).

          (c) Allocable Income/Loss. A Participant's Excess Deferrals with respect to a taxable year shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Deferrals is the sum of (1) income or loss for the taxable year allocable to Salary Reduction Contributions multiplied by a fraction, the numerator of which is the Participant's Excess Deferrals for the taxable year and the denominator of which is the sum of (i) the total account balance of the Participant attributable to Salary Reduction Contributions as of the beginning of the taxable year, plus (ii) the Participant's Salary Reduction Contributions for the taxable year and for the Gap Period, and (2) ten percent of the amount determined under (1) above, multiplied by the number of whole calendar months that have elapsed during the Gap Period. When calculating the number of months in (2), a distribution occurring on or before the 15th day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such 15th day will be treated as having been made on the first day of the next subsequent month. For purposes of this subsection, the term "Gap Period" means the period between the end of the taxable year and the date of distribution.

          Section 3.16.  Coordinating Corrective Distributions.

          (a) Correcting Excess Deferrals After Distributing Excess Contributions. The amount of Excess Deferrals that may be distributed under Section 3.15 with respect to a Participant for a taxable year shall be reduced by any Excess Contributions previously distributed with respect to such Participant for the Plan Year beginning with or within such taxable year.

          (b) Correcting Excess Contributions After Distributing Excess Deferrals. The amount of Excess Contributions to be distributed under Section 3.12(a) with respect to a Participant for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.

                           ARTICLE 4

                NONFORFEITABLE RIGHT TO BENEFITS
                --------------------------------

          Section 4.1.  Definitions.  The following definitions
will apply for purposes of the Plan:

          (a) Normal Retirement Date means the later of the Participant's 65th birthday and the fifth anniversary of the date the Participant commenced participation in the Plan.

          (b) Early Retirement Date means the later of the Participant's 55th birthday and the date on which the Participant completes five Years of Service. A Year of Service means a Plan Year during which an employee completes at least 1,000 Hours of Service.

          (c) Disability Retirement Date means the date on which a determination is made by the Plan Administrator that a Participant has a Total and Permanent Disability.

          (d) Total and Permanent Disability means a mental or physical condition, as determined by the Plan Administrator, or by a licensed practicing physician selected by the Plan Administrator, which is expected to be permanent or of long and indefinite duration, and which renders the Participant incapable of performing his or her customary duties for the Company.

          (e) Annuity Starting Date means either (i) the first day of the first period for which a benefit is paid as an annuity to the Participant, or (ii) if the Participant's benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

          (f) Deferred Retirement means the period beginning with a Participant's Normal Retirement Date and ending with the date that he or she actually retires from the Employer.

          (g)  Participant's Required Beginning Date means either
(i) with regard to any Participant whose date of birth is after June 30, 1917, April 1 of the calendar year following the Participant's 70-1/2 Year, or (ii) with regard to any Participant whose date of birth is before July 1, 1917, April 1 of the calendar year following the later of (A) the Participant's 70-1/2 Year or (B) the calendar year in which the Participant retires.

          (h)  70-1/2 Year means, with respect to any
Participant, the calendar year which includes the date that is six months after the Participant's 70th birthday.

          Section 4.2.  Determination of Nonforfeitable Rights.
A Participant shall at all times be fully vested in, and have a 100% nonforfeitable right to his or her Savings Account and Company Contribution Account.

                           ARTICLE 5

                    DISTRIBUTION OF BENEFITS
                    ------------------------

          Section 5.1.  Forms and Time of Benefit Distributions.

          (a) In General. A Participant shall be entitled to receive a distribution of his or her benefits under the Plan if such Participant has separated from the service of the Company
(or Organization Under Common Control).

          (b) Commencement of Distributions. Unless a Participant elects otherwise, distributions of benefits to which a Participant becomes entitled under Subsection (a) shall commence as soon as practicable following the satisfaction of the conditions set forth in such Subsection (a). Notwithstanding the foregoing, distributions of a benefit to a Participant under the Plan shall commence no later than the earlier of:

               (i)  the Participant's Required Beginning Date; or

               (ii) the 60th day after the close of the Plan Year in which occurs the latest of the following:

                    (1)  the date on which the Participant
          attains the earlier of age 65 or his or her Normal
          Retirement Date,

                    (2)  the 10th anniversary of the year in
          which the Participant commenced participation in the Plan,

                    (3)  the date the Participant terminates his
          service with the Company (or Organization Under Common
          Control), or

                    (4)  a date which is later than the dates
          described in (i), (ii) and (iii) above and which is specified in a written election made by the Participant.

          (c) Form of Distributions. At the time a Participant becomes entitled to receive a distribution of a benefit in accordance with this Section he or she shall receive such benefit in the Normal Form of Benefit unless the alternative form of benefit set forth in Section 5.3 is properly elected.

          Section 5.2. Normal Form of Benefit. The Normal Form of Benefit is a single lump sum payment in cash or property of the Participant's entire nonforfeitable interest in the Plan.

          Section 5.3. Alternative Form of Benefit. A Participant who separates from service with the Company on or after his or her Normal Retirement Date, Early Retirement Date or Disability Retirement Date and who properly waives the Normal Form of Benefit may elect the following alternative form of benefit. Such alternative form of benefit shall be actuarially equivalent to the Participant's nonforfeitable interest in his or her accounts under the Plan.

          Under this alternative form, a Participant receives his or her benefit in installments payable at least annually for a period of years which shall not be greater than or equal to the Participant's life expectancy determined as of his or her Annuity Starting Date. The sum of the installments for each year shall be a fixed dollar amount (as elected by the Participant with the consent of the Plan Administrator) which shall not be less than the annual installment determined under the requirements of
Section 401(a)(9) of the Code.

          All such installments shall be in cash or other property and the installment or installments for the Participant's 70-1/2 Year and all subsequent years shall be paid to the Participant on or before December 31 of such year. The frequency of the installments shall be determined by the Participant after consultation with the Plan Administrator, but shall be made no less frequently than annually.

          Section 5.4. Designation of Death Beneficiary. Each Participant shall designate the beneficiary for the benefits provided on his or her death under the Plan. Such designation may be changed from time to time. All designations shall be made on forms provided by and filed with the Plan Administrator.

          A designation made by a Participant under the Fisher-Price Profit Sharing and Retirement Savings Plan will continue to remain in effect after the merger of such plan into this Plan only for a Participant who had no account balance under this Plan immediately prior to such merger. In all other cases, a death beneficiary designation made under this Plan shall supersede a designation made under the Fisher-Price Profit Sharing and Retirement Savings Plan after the merger of the two plans on or about July 1, 1994.

          A married Participant may designate a beneficiary other than his or her spouse if such spouse consents in writing to such designation. Such consent shall acknowledge the effect of such designation and must be witnessed by a representative of the Plan Administrator or a notary public. No such designation shall be effective if the beneficiary may be changed without the consent of the spouse, unless the spouse's consent expressly permits changes in beneficiary designations by the Participant without any requirement of further consent of the spouse. Any consent by a spouse under this Section 5.4 shall be effective only with respect to such spouse.

          In the absence of an otherwise effective designation under the Plan, death benefits shall be payable in the following order of priority:

          (a)  to the Participant's spouse, or if there is none;

          (b)  to the Participant's estate.

          Section 5.5.  Death of Participant.

          If a Participant dies prior to what would otherwise have been his or her Annuity Starting Date, the Participant's entire nonforfeitable interest in the Plan shall be distributed to his or her beneficiary in a single lump sum payment in cash or property by December 31 of the calendar year in which occurs the fifth anniversary of the Participant's death.

          Section 5.6.  Early Distribution Consent.

          (a) In General. If the Participant's nonforfeitable interest in the Plan exceeds $3,500, or has ever exceeded $3,500 at the time of any prior distribution, no benefit shall be paid to the Participant prior to the later of his Normal Retirement Date or age 62 unless the Participant consents in writing to the commencement of the distribution of the benefit. If the required consent is not obtained, payment of the benefit shall commence as otherwise provided under this Article.

          (b) Valid Consent. A Participant's consent under this Section shall not be valid unless the Participant has received a notice containing a general description of the material features of, and an explanation of, the relative values of the alternative form of benefit available under the Plan. The notice must be written in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code. Such notice shall be provided no less than 30 days and no more than 90 days before the Annuity Starting Date. In addition, the Participant must be informed of his or her right to defer receipt of the distribution. A consent also will not be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution. Finally, written consent of the Participant to the distribution must not be made before the Participant receives the aforementioned notice and must not be made more than 90 days before the Annuity Starting Date.

          Notwithstanding the foregoing, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the aforementioned notice is given, provided that:

               (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option, and

               (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

          Section 5.7. Minimum Distribution Required. If the Deferred Retirement of any Participant extends to the Participant's Required Beginning Date, the Participant must begin to receive his or her benefit under the Plan pursuant to the Normal Form of Benefit. Notwithstanding anything in the Plan to the contrary, the sum of payments made under this Section during a calendar year must be greater than or equal to the annual installment required by Section 401(a)(9) of the Code and the regulations thereunder.

          Section 5.8.  Cash-Outs.

          (a) Definitions. The following definitions will apply for purposes of this Article:

               (i)  Cash-Out means Involuntary Cash-Outs and
          Voluntary Cash-Outs.

               (ii) Involuntary Cash-Out means a distribution made in accordance with Subsection (b).

               (iii) Voluntary Cash-Out means a distribution made in accordance with Subsection (c).

          (b) Involuntary Cash-Outs of Small Benefits. Notwithstanding any other provision of this Article, a Participant who has separated from the service of the Company and who is no longer employed by any Organization Under Common Control shall receive a distribution of his or her entire nonforfeitable interest in the Plan in a single lump sum payment of cash or property, provided that the value of such nonforfeitable interest is equal to or less than $3,500, determined as of the Valuation Date coincident with or immediately preceding his or her separation from service. A distribution under this Subsection shall be made as soon as administratively feasible following the Participant's separation from service.

          (c) Cash-Outs of Benefits in Excess of $3,500. Notwithstanding any other provision of this Article, a Participant who has separated from the service of the Company, and who is no longer employed by any Organization Under Common Control and whose nonforfeitable interest in the Plan exceeds $3,500 may elect to receive a distribution of his or her entire nonforfeitable interest in the Plan prior to attaining his or her Normal Retirement Date or Disability Retirement Date. If a Participant elects to receive a distribution of his or her nonforfeitable interest in the Plan in accordance with this Subsection, he or she shall receive such benefit in the form of a single lump sum payment in cash or property. A distribution under this Subsection shall commence as soon as administratively feasible following the Participant's separation from service.

          Section 5.9. Hardship Withdrawals. Upon the application of a Participant, the Plan Administrator, in accordance with a uniform, nondiscriminatory policy, may permit such Participant to withdraw all or a portion of his or her interest in any account under the Plan needed for the purpose of alleviating extraordinary financial hardship. Only those Participants who are employed by the Company shall be permitted to apply for such withdrawals. Participants who are retired, terminated, on leave of absence or on layoff will not be permitted distributions under this Section. For purposes of this Section, a distribution is on account of extraordinary financial hardship if the distribution is made on account of immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. The determination of whether a Participant has an immediate and heavy financial need is to be made on the basis of all relevant facts and circumstances. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. A distribution will be treated as necessary to satisfy the financial need to the extent that it cannot be satisfied from other resources that are reasonably available to the Participant. Unless otherwise proscribed by applicable Treasury Regulations, a hardship may be determined to exist as a result of:

               (a)  extraordinary expenses arising from the
          sickness or disability of a Participant or a member of his or her family;

               (b) purchasing real property which is to serve as the principal residence of the Participant;

               (c) financing the cost of education beyond the secondary level for the Participant or a member of his or her family; or

               (d)  the need to prevent the eviction of the
          Participant from his or her principal residence or foreclosure on the mortgage on the Participant's principal residence.

          A Participant making application under this Section shall have the burden of presenting to the Plan Administrator proof of such need and the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The Plan Administrator shall not permit withdrawal under this Section 5.9 without first receiving such proof.

          The Plan Administrator shall adopt uniform rules of general applicability regarding maximum amounts, timing and frequency of withdrawals permitted under this Section and shall also adopt rules regarding which accounts shall be charged with any such withdrawal.

          Section 5.10.  Loans to Participants.

          (a) Trustees May Make Loans. Upon written direction of the Plan Administrator, the Trustees shall make loans to Participants, who are employed by the Company, pursuant to the terms and conditions set forth in this Section and any additional rules that may be adopted. Such loans shall be made available to Participants who are on the active payroll of the Company on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Participants. Loans shall not be made available to Participants who are retired, terminated, on leave of absence or on layoff.

          (b) Written Applications. Loan applications must be in writing, signed by the applying Participant and submitted to the Plan Administrator. The application of the Participant shall be executed within 90 days prior to the making of the loan.

          (c) Limit on Amount of Loan. The dollar amount of a loan to any Participant, when added to any other loans granted under this Section, shall not exceed the lesser of:

               (i)  $50,000, reduced by the excess (if any) of-

                    (a) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over

                    (b)  the outstanding balance of loans from
                         the Plan on the date on which such loan
                         was made; or

               (ii) one-half of the present value of the nonforfeitable accrued benefit of the employee under the Plan.

          The Plan Administrator, pursuant to nondiscriminatory uniform rules of general application, may impose a minimum loan amount requirement and may limit the maximum number of loans which may be outstanding under the Plan.

          (d) Term and Interest Rate. The term of any loan granted under this Section shall not exceed four years. Notwithstanding the previous sentence, in the case of a loan used to acquire a dwelling unit which within a reasonable time is to be used as a principal residence of the Participant the term of such loan shall not exceed fifteen years. The unpaid balance of any loan shall bear a fixed rate of interest equal to one percent plus the annual prime rate announced by the Trustee (or any other financial institution selected by the Plan Administrator) for its nonfiduciary business customers as in effect at the beginning of the month in which the loan is granted or such other reasonable rate of interest established by the Plan Administrator. The loan must be repaid in substantially level payments (with payments not less frequently than quarterly) over the term of the loan.

          (e) Promissory Note Required. Each such loan shall be evidenced by a promissory note or notes made, executed and delivered by the applying Participant to the Plan Administrator, and each such note or notes shall be in such form and contain such terms and conditions as the Plan Administrator shall require.

          (f) Security. Each loan to a Participant under this Section must be adequately secured by the Participant's nonforfeitable interest in the Plan. No more than 50% of the Participant's nonforfeitable interest in the Plan may be considered by the Plan as security for the outstanding balance of all Plan loans made to that Participant.

          On default, the balance of the amount owed by a Participant may be charged by the Plan Administrator or Trustee against such Participant's interest in the Plan. However, foreclosure on a note and attachment of security shall not occur until a distribution under the Plan occurs. If any balance remains owing on the loan after the balance of the amount owed has been charged against such interest in the Plan, such Participant shall remain liable for such remaining balance and the Plan Administrator or Trustee may take any action it deems advisable to collect such remaining balance from such Participant.

          (g) Directed Investment. Any application for a loan under this Section shall constitute a direction by the Participant that his or her nonforfeitable interest in the Plan be invested in such loan. If a loan is made under this Section, the value of a Participant's account shall be adjusted as of each valuation date to reflect any principal and interest credited to such account as a result of the repayment of the loan by the Participant hereunder.

                            ARTICLE 6

        ACCOUNT VALUATIONS AND ALLOCATION OF NET EARNINGS
        -------------------------------------------------

          Section 6.1. Valuation Dates. The Plan Administrator shall direct the Trustee to determine the value of the Trust on each Valuation Date. For purposes of the Plan, "Valuation Date" means each of the following dates:

          (a)  the last Business Day of each Plan Year; and

          (b) any other Business Day of the Plan Year as determined by the Plan Administrator pursuant to a nondiscriminatory policy.

          Section 6.2. Method of Valuation of Trust Assets. As of each Valuation Date, the Trustee shall value the assets held in the Trust at their fair market value on such date. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained or cash or cash equivalents, the Trustee may appraise such assets themselves, or in its discretion employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers. All items of income and expenses shall be taken into account either on a cash receipts and disbursements basis or on an accrual basis, as determined by the Trustee in a consistent manner.

          Section 6.3. Allocation of Net Earnings. As of each Valuation Date, the Plan Administrator shall (or direct the Trustee to) allocate the net earnings or losses of the Trust for the period ending with respect to such Valuation Date to each Participant's account or accounts in the ratio that each such account balance bears to all Participants' account balances as of the immediately preceding Valuation Date adjusted for charges against and credits to each such account for all payments, distributions and contributions that occurred during such period. Notwithstanding the foregoing, in making the adjustments required by this Section the amount of any net earnings or losses with respect to each Separate Fund, as hereafter defined, shall be allocated solely with respect to such Separate Fund.

          Section 6.4. Notification to Participants. The Plan Administrator shall, upon request, make available to each Participant a notice of the amount of his or her interest in the Trust as of the close of each Plan Year. Such interest shall consist of an amount equal to the total amounts credited to his or her accounts as a result of the adjustments under Section 6.3.

          Section 6.5.  Directed Investment Accounts.
Notwithstanding any other provisions of the Plan or the Trust, a Participant or beneficiary may direct in writing that the funds allocable to his or her accounts be invested by the Trustee in one or more investment funds established by the Plan Administrator (referred to collectively as the Separate Funds and individually as a Separate Fund). By way of illustration but not limitation, such Separate Funds may include mutual funds or the following:

               (i)  One or more Separate Funds which may be
          invested primarily in stocks, other securities or other property including bonds, notes and debentures, the income from which may be fixed or limited. Such Separate Funds may be established to provide a variety of investment objectives and varying degrees of risk such as (a) capital preservation and generation of income, (b) capital appreciation and (c) liquidity with a high degree of assurance of repayment.

               (ii) If it is permitted, in the sole discretion of the Plan Administrator, a "Mattel Stock Fund" shall be established, which shall be primarily invested by the Trustee in the common stock of Mattel, Inc., hereinafter called "Mattel Stock". The Mattel Stock Fund may be unitized for valuation purposes, and a portion of its assets may be held in cash or other short-term investments.

               Notwithstanding the preceding, and without the adoption of any Plan amendment, the Plan Administrator may discontinue any of the funds established under this Section and it may establish such substitute funds or additional funds as it may determine in its sole discretion.

               The Plan Administrator shall establish uniform rules of general applicability designating the amounts of each Participant's accounts with respect to any Plan Year which may be invested in such Separate Funds. The Plan Administrator shall make available to each Participant an election form or electronic or telephonic procedures to designate the percentage or the amount allocable to his or her accounts which shall be invested in each Separate Fund. In the discretion of the Plan Administrator, investment elections hereunder may be made at such time or times during a Plan Year as determined by the Plan Administrator.

               Any written election forms or other written designations shall be filed with the Plan Administrator not later than a date fixed by the Plan Administrator in order for such form or designation to be effective by a specified date. An election form or other designation filed by a Participant in connection with the Plan shall be deemed to be filed when it is actually received by the Plan Administrator at the address specified on such form or any accompanying instructions. Procedures for electronic or telephonic elections under this Section may be established, changed or modified by the Plan Administrator in its discretion and shall be communicated to Participants. Electronic or telephonic elections shall be effective as provided in the procedures governing such elections.

          Any Participant who does not provide an election hereunder may be deemed to have elected the same investment directions as last previously specified. If no effective election has been made by a Participant, his or her accounts shall be invested by the Trustee in such fund or funds designated by the Plan Administrator.

               To the extent investment of assets are directed herein by the Participants, the fiduciary responsibility of the Trustee shall be limited to the extent provided in Section 404(c) of ERISA.

                            ARTICLE 7

                            THE TRUST
                            ---------

          Section 7.1. Continuation of the Trust. The Company shall continue a Trust under the Plan. The Trust was established pursuant to a separate Trust Agreement executed by the Company and the Trustee. The Trust shall consist of such sums of money and such other property acceptable to the Trustee as shall be paid or delivered to the Trustee, together with the earnings and profits thereon. All such money and other property, all investments made therewith and the proceeds thereof, and all earnings and profits thereon, less the payments and distributions therefrom, are part of the Trust to be administered in accordance with the Trust and the terms of the Plan.

          Section 7.2.  Disbursements Limited to Trust Assets.
Nothing contained in this Plan shall be construed as obligating the Company or the Trustee to make any payment or disbursements except from funds or property held under the Trust.

          Section 7.3.  Expenses of Administration and
Litigation. The reasonable costs, expenses, taxes and liabilities incurred in connection with the administration of the Plan (including, without limitation, Trustee compensation, legal fees, and accounting and actuarial expenses) or in connection with any litigation involving the Trust shall be paid from the assets of the Trust, unless paid by the Company. No person who is a disqualified person (as defined in Section 4975 of the Code) and who receives full-time compensation from the Company, may receive compensation from the Trust, although he or she may be reimbursed for expenses properly and actually incurred in connection with the administration of the Plan. The Plan Administrator shall direct the Trustee in the payment of expenses and liabilities pursuant to this Section.

          Section 7.4. Pooled Investment Fund or Group Trust. Part or all of the assets of the Trust, from time to time, may be transferred to (a) any pooled investment fund of an insurance company or (b) a common or collective trust fund or pooled investment fund maintained by a bank or trust company which contemplates the commingling for investment purposes of such Trust assets with assets of other trusts. Such transfers shall be made in a manner consistent with the provisions of Section 4975(d)(8) of the Code.

          Section 7.5.   Mattel Stock Fund.

          (a)  Voting of Shares in Mattel Stock Fund.
Participants with amounts invested in the Mattel Stock Fund may direct the Trustee with respect to the voting of shares held in such Funds in accordance with this Section.

          The Company or the Trustee shall provide each Participant who has any portion of his or her accounts invested in the Mattel Stock Fund with the regular proxy materials or other information relating to the voting of Mattel Stock normally given to shareholders. Under rules administered by the Company and set forth under the terms of the Trust Agreement, such Participants may direct the Trustee as to the manner in which shares of Mattel Stock held by the Trustee are to be voted. Pursuant to such rules and on forms provided by the Company, each Participant may submit a direction as to the voting of the number of shares of Mattel Stock equal in value to his or her proportionate interest in the Mattel Stock Fund. The Trustee shall then vote such shares in accordance with the directions received from Participants. The Trustee shall not vote shares of Mattel Stock for which it has receive no direction from the Participants.

          (b) Tender Offers. If a tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(b) of the Securities Exchange Act of 1934 and the corresponding SEC Rules) is made for Mattel Stock, each Participant who has any portion of his or her accounts invested in the Mattel Stock Fund may direct the Trustee to tender the number of shares equal in value to his or her proportionate interest in the Mattel Stock Fund. Directions to the Trustee with respect to tender offers under this Section shall be made in accordance with the rules administered by the Company and set forth under the terms of the Trust Agreement. If any Participant fails to direct the Trustee to tender shares hereunder, the Trustee shall not tender such shares. Any cash or securities received by the Trustee as a result of a tender offer for shares of Mattel Stock shall be transferred to such Separate Fund as the Participant may elect.

                            ARTICLE 8

                      TOP-HEAVY PROVISIONS
                      --------------------

          Section 8.1.  Definitions.  The following definitions
will apply for purposes of this Article:

          (a) Top-Heavy Plan. The Plan shall be considered a Top-Heavy Plan for a Plan Year if, on the Determination Date, the Cumulative Account Balances of Key Employees exceed 60% of the Cumulative Account Balances of all employees under the Plan or under all plans included in an Aggregation Group if the Plan is included in an Aggregation Group. The computation in the preceding sentence shall be made in accordance with Section 416 of the Code and the regulations thereunder.

          (b) Determination Date means the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such first Plan Year.

          (c) Key Employee means any employee of the Company (including a beneficiary of such employee) who at any time during the Plan Year, or any of the four preceding Plan Years, is a key employee as defined in Section 416 of the Code and the regulations thereunder. Former Key Employees are not Key Employees and are excluded entirely in determining whether the Plan is a Top-Heavy Plan.

          (d) Cumulative Account Balances, with respect to any Participant means, the value, determined as of the Top-Heavy Valuation Date, of the Participant's accounts under the Plan, plus the sum of the present value of the cumulative accrued benefits for such Participant under all defined benefit plans included in an Aggregation Group and the aggregate of the accounts of such Participant under all defined contribution plans included in an Aggregation Group. For purposes of the preceding sentence, Cumulative Account Balances shall not include the value of the accounts or the present value of the cumulative accrued benefits of any Participant who has not performed services for the Company at any time during the 5-year period ending on the Determination Date. Except to the extent provided in the regulations, any rollover contribution (or similar transfer) initiated by the Participant, and made after December 31, 1983, to a plan shall not be taken into account with respect to the Plan for purposes of determining whether the Plan is a Top-Heavy Plan.

          (e)  Aggregation Group shall include (1) each plan
(including terminated plans) of the Company in which a Key

Employee is a participant during the Plan Year, or any of the four preceding Plan Years, and (2) each other plan (including terminated plans) of the Company which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code. Any other plan of the Company may be included in an Aggregation Group if such Aggregation Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan being taken into account. In computing the value of accounts and benefits under this Subsection, any distribution made with respect to a Participant from the Plan during the 5-year period ending on the Determination Date and any distribution under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group shall be added to the Participant's Cumulative Account Balances.

          (f) Top-Heavy Valuation Date means, with respect to each Plan Year, the last Valuation Date of such Plan Year.

          (g) Top-Heavy Compensation has the same meaning as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

          (h) Qualified Top-Heavy Participant, for any Plan Year in which the Plan is a Top-Heavy Plan, means any Participant who has not separated from service at the end of such Plan Year, regardless of the Participant's Hours of Service or Compensation for such year.

          (i) Super Top-Heavy Plan. The Plan shall be considered a Super Top-Heavy Plan if the Plan would meet the definition of a Top-Heavy Plan if 90% were substituted for 60% in each place it appears in Subsection (a).

          Section 8.2.  Top-Heavy Rules.

          (a)  Application of Top-Heavy Rules.  If the Plan is a
Top-Heavy Plan with respect to a Plan Year, the provisions of this Section shall become applicable for such Plan Year, notwithstanding any other provision of the Plan to the contrary.

          (b) Minimum Company Contribution. In any Plan Year in which the Plan is a Top-Heavy Plan, there shall be allocated to each Qualified Top-Heavy Participant, before any other allocations are made under the Plan, the lesser of 3% of the Participant's Top-Heavy Compensation or the percentage at which contributions and forfeitures are allocated under the Plan for the Plan year for the Key Employee for whom such percentage is the highest for the Plan Year. The latter percentage shall be determined by dividing the contributions (including Salary Reduction Contributions) and forfeitures allocated to such Key Employee by his or her Top Heavy Compensation for the Plan Year. For purposes of this Section, Salary Reduction Contributions, matching contributions required to pass the actual deferral percentage test of Section 401(k)(3) of the Code, and matching contributions required to pass the actual contribution percentage test of Section 401(m) of the Code, of a non-Key Employee may not be considered in meeting this minimum contribution requirement. If in any Plan Year the Plan is a Top-Heavy Plan, and a non-Key Employee who is eligible to be a participant hereunder also participates in a defined benefit plan of the Company, the minimum contribution shall be provided under the defined benefit plan. If in any Plan Year this Plan is a Top-Heavy Plan, and a non-Key Employee who is eligible to be a participant hereunder also participates in a defined benefit plan of the Company, the minimum contribution shall be provided under the Plan.

          (c) Limitation on Contributions and Benefit. If the Plan is a Top-Heavy Plan in any Plan Year, 1.00 shall be substituted for 1.25 in calculating the Defined Benefit Fraction and the Defined Contribution Fraction under Section 3.10. Notwithstanding the preceding sentence, in any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, 1.00 shall not be substituted for 1.25 if the Company makes an additional minimum Company contribution under Subsection (b) by substituting 4% for 3%.

          (d) Special Rule for Non-Key Employees in Two Plans. If (1) the Plan is a Top-Heavy Plan in any Plan Year, and (2) a non-Key Employee participates both in the Plan and in a defined benefit plan which is top-heavy and which is included in an Aggregation Group, 5% shall be substituted for 3% in Subsection (b) and 7-1/2% shall be substituted for 4% in Subsection (c).

                            ARTICLE 9

                     ADMINISTRATION OF PLAN
                     ----------------------

          Section 9.1.  Company as Plan Administrator.  The
Company is the Plan Administrator and shall be a "named fiduciary" under Section 402(a)(1) of ERISA.

          Section 9.2. Responsibility for Administration of the Plan. The Plan Administrator shall have the authority to control and manage the operation and administration of the Plan for the exclusive benefit of the Participants and their beneficiaries as required under ERISA and the Code, subject to the specific terms of the Plan.

          The Plan Administrator shall have the responsibility to file and distribute reports and returns to government agencies and Participants and beneficiaries as required of Plan
Administrators under ERISA and the Code.

          The Plan Administrator shall have the authority to determine, in accordance with the terms of the Plan, any questions as to the eligibility of an employee to become a Participant, the amount of contribution allocated to a Participant or the determination of a Participant's interest in the Trust at any time.

          Section 9.3.  Expenses.  The Company or the Trust, as
determined in accordance with Section 7.3, may pay the expenses of the Plan Administrator incurred in connection with the administration of the Plan.

          Section 9.4. Liability and Indemnification. Except for their own negligence, willful misconduct, or breach of fiduciary duty, the Plan Administrator and any individual to whom responsibilities have been delegated under Section 9.6 shall not be liable to anyone for any act or omission in the course of the administration of the Plan or management of the Trust. In any case, to the extent permitted by law, the Company shall indemnify any employee of the Company to whom responsibilities have been delegated under Section 9.6 against any liability (not reimbursed by insurance) incurred in the course of the administration of the Plan or the management of Trust assets, except liability arising from their own negligence, willful misconduct or breach of fiduciary duty.

          Section 9.5.  Agents.  The Plan Administrator may
employ such agents, including counsel, as it may deem advisable for the administration of the Plan. Such agents need not be

Participants under the Plan.

          Section 9.6.  Delegation of Authority.

          (a) In General. The Company, by a written resolution approved by its Board of Directors, may delegate responsibilities under the Plan among employees, officers, offices or committees to carry out such responsibilities in accordance with the terms of the Plan or the Trust Agreement.

          (b) Liability. If the Plan Administrator delegates responsibilities to certain persons under subsection (a), such persons shall not be liable for any act or omission of other persons to whom such responsibilities are delegated except as provided in Section 405(c)(2) of ERISA.

          Section 9.7.  Defect or Omission.  The Plan
Administrator shall refer any defect, omission or inconsistency in the Plan to the Board of Directors of the Company for such action as may be necessary to correct such defect, supply such omission, or reconcile such inconsistency.

          Section 9.8. Funding Policy. The Board of Directors of the Company or a committee authorized by the Board shall establish and review the funding policy of the Plan taking into consideration the short-term need for liquidity in Trust assets and the long-term goals for investment growth. The Board of Directors or the authorized committee shall communicate the funding policy and any changes of funding policy in writing to the Plan Administrator and the Trustee.

          Section 9.9.  Records.  The acts and decisions of the
Plan Administrator shall be duly recorded.  The Plan
Administrator shall make available for examination by any Participant during the business hours of the Company a copy of the Plan and those records which demonstrate the determination of amounts credited to the account of and held by the Plan
Administrator for the benefit of such Participant.

          Section 9.10.  Claims Procedure.

          (a) Filing a Claim for Benefits. If an employee disputes a decision of the Plan Administrator with respect to such employee's eligibility to become a Participant, if a Participant disputes the amount of contribution allocated to such Participant or the determination of his or her interest in the Trust, or if an employee, a Participant or his or her beneficiary does not receive benefits to which he or she believes he or she is entitled, such person (the "Claimant") may file a claim in writing with the Plan Administrator.

          (b)  Notification of Decision of Plan Administrator.
If the claim is totally or partially denied, the Plan Administrator shall notify the Claimant in writing within 90 days after the claim has been received (unless special circumstances require an extension of up to 90 additional days). The written notice shall state the specific reason for denial of the claim and a specific reference to the Plan provisions on which the denial is based. It shall describe any additional material the Claimant may need to submit to the Plan Administrator to have the claim approved, and shall give the reasons such material is necessary. in addition, the notice shall explain the claim review procedure.

          (c) Claim Review Procedure. If the Claimant receives a notice that the claim has been denied, the Claimant, or his or her authorized representative, may appeal to the Plan Administrator for a review of the claim. The Claimant must submit a request for review in writing to the Plan Administrator within 60 days after the date the written notice of denial of the claim is received. The Claimant, or his or her representative, may then review Plan documents which pertain to the claim and may submit issues and comments in writing to the Plan Administrator. The Plan Administrator shall then deliver to the Claimant a written determination of the claim, including specific reasons for the decision, no later than 60 days after the date the Plan Administrator received the request for review (unless special circumstances require an extension of up to 60 additional days). The decision of the Plan Administrator shall be final and conclusive.

                           ARTICLE 10

               RIGHT TO ALTER, AMEND OR TERMINATE
               ----------------------------------

          Section 10.1.  Plan Amendments.

          (a)  Right to Alter or Amend.  Subject to Subsection
(b), the Board of Directors of the Company reserves the right to amend, alter, modify or suspend, in whole or in part, any provision or provisions of the Plan and the Trust at any time, retroactively or otherwise. The authority under this Section may be delegated to a committee or an officer pursuant to a resolution adopted by the Board of Directors.

          (b) Limitations on Power of Amendment. No such amendment, alteration, modification or suspension shall be effective if it:

               (i) increases the duties or responsibilities of the Trustee without its written consent;

               (ii) vests in the Company any right, title or interest in or to any property or funds held under the Trust;

               (iii) diverts any part of the Trust for purposes other than for the exclusive benefit of Participants or their beneficiaries;

               (iv) reduces the accrued benefit of any
          Participant or decreases a Participant's nonforfeitable interest; or

               (v) eliminates or reduces a "protected benefit" (within the meaning of Section 411(d)(6) of the Code and the regulations thereunder) with respect to benefits attributable to service rendered before the later of the adoption date or effective date of such amendment, alteration, modification or suspension, except as permitted by Section 411(d)(6) of the Code and the regulations thereunder.

          (c)  Form of Amendment.  Any such amendment,
alteration, modification or suspension shall be set forth in a written instrument executed by an authorized officer of the Company.

          Section 10.2. Plan Termination.

          (a) Right to Terminate. The Board of Directors of the Company reserves the right to revoke or terminate the Plan and the Trust at any time with respect to its employees, in whole or in part, or to reduce, suspend or discontinue its contributions under the Plan. Such revocation, termination, reduction, suspension or discontinuance shall be effective upon the date set forth in the resolution of the Board of Directors of the Company authorizing such action.

          (b) Vesting on Termination or Partial Termination. In the event of termination or partial termination of the Plan, the account balance of each affected Participant shall be nonforfeitable.

          (c) Disposition of Assets on Termination. Upon termination (but not partial termination) of the Plan, the Trustees shall dispose of the assets of the Trust by (1) valuing such assets, (2) allocating such assets to the accounts of each Participant, and (3) distributing to such Participants their nonforfeitable interest as soon as practicable following the termination in accordance with Article 5.

          Section 10.3. Merger or Consolidation. This Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan unless each Participant would receive a benefit immediately after the merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan then terminated).

                           ARTICLE 11

                    MISCELLANEOUS PROVISIONS
                    ------------------------

          Section 11.1.  New York and Applicable Federal Law
Govern. The Plan shall be construed and all Plan provisions shall be administered according to the laws of the State of New
York and applicable federal law.

          Section 11.2.  Headings for Convenience.  The headings
and subheadings of the Plan are inserted for convenience and reference only, and are not to be used in construing the Plan or any of its individual provisions.

          Section 11.3. Rights of All Interested Parties Determined by the Terms of the Plan. The Plan and Trust are purely voluntary on the part of the Company. The Trust shall be the sole source of benefits and in no event shall the Company be liable or otherwise responsible for such benefits. The Plan shall be binding upon the Company and all Participants under the Plan, and upon their respective heirs, executors, administrators, successors and assigns, and upon all persons having or claiming to have any interest of any kind or nature in or under the Plan or the Trust.

          Section 11.4. Spendthrift Clause. Except as provided in Sections 11.5 and 5.10, and otherwise required by law, none of the rights, benefits, payments or proceeds arising out of or by virtue of the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge.

          Section 11.5.  Qualified Domestic Relations Order.
Section 11.4 shall not apply to a Qualified Domestic Relations
Order. Qualified Domestic Relations Orders shall have the same meaning as defined in Section 414(p) of the Code.

          The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Upon receipt of a domestic relations order made pursuant to state law the Plan Administrator shall:

               (i)  promptly notify the Participant and any other
          Alternate Payee, as defined by Section 414(p)(8) of the Code, of the receipt of such order and the Plan's procedures for determining its qualified status;

               (ii) determine within a reasonable period after its receipt whether such order is a Qualified Domestic Relations Order, and notify the Participant and any other Alternate Payee of such determination; and

               (iii) segregate in a separate account in the Plan the amounts which would have been payable to the Alternate Payee designated in such order during such period of determination specified in paragraph (2), if the order had been determined to be a Qualified Domestic Relations Order.

          If the Plan Administrator determines that the order is a Qualified Domestic Relations Order, then it shall direct the Trustees to comply with the terms of the order and shall release the amounts held in the segregated account to the Alternate Payee designated in such order.

          To the extent provided under a Qualified Domestic
Relations Order, a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

          Section 11.6.  Notice to Employees.  Notice of the
existence and the provisions of the Plan and amendments thereto shall be communicated by the Plan Administrator to all individuals who are or who become Participants.

          Section 11.7. No Employment Rights Created. The creation and maintenance of the Plan shall not confer on any employee any right to continued employment, and all employees shall remain subject to discharge to the same extent as if the Plan had never been established.

          Section 11.8. Diversion from Employees Prohibited. Except as otherwise permitted by law, no part of the corpus or income of any trust fund maintained pursuant to the Plan or of any funds contributed to any such trust fund shall be used for, or diverted to purposes other than the exclusive benefit of Participants or their beneficiaries. In the event the Company shall make an excessive contribution under a mistake of fact pursuant to Section 403(c)(2)(A) of ERISA, the Company may demand repayment of such excess contribution at any time within one year following the time of payment and the Trustee shall return such amount to the Company within the one year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Company but any losses attributable thereto must reduce the amount returned. All contributions made by the Company are conditioned on the deductibility of such amount under
Section 404 of the Code, and shall be returned to the Company to the extent of any disallowance of a deduction within one year after the disallowance.

          Section 11.9. Right to Judicial Accounting. Nothing contained in the Plan shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts. Upon any proceeding by the Trustee for such judicial settlement or for instructions, the only necessary party thereto in addition to the Trustee shall be the Company. None of the Participants or other beneficiaries of the Plan shall have any right to compel an accounting, judicial or otherwise, by the Trustee, and all such parties shall be bound with respect to all accounts submitted by the Trustee to the Company as provided by the Plan and Trust.

          Section 11.10.  Transfer of Funds to Another Plan.  If
(1) a Participant under the Plan becomes a participant under any other plan qualified under Section 401(a) of the Code, (2) the trust under such other plan is exempt from tax under Section 501(a) of the Code, and (3) such other plan provides that amounts may be transferred to it from other qualified plans in which the employee has been eligible to participate, then such Participant may elect, subject to approval by the Plan Administrator, to transfer such amount from the Plan to such other plan to be held in trust and invested in accordance with the terms and conditions of that plan. In the case of a transfer to another plan made under this Section, the entire amount available for transfer shall be transferred as soon as administratively feasible.

          Section 11.11. Forfeiture on Account of Inability to Locate Participant or Beneficiary. Notwithstanding any other provision of the Plan, if a benefit becomes payable to a Participant or to his or her beneficiary and if the Company, after all reasonable efforts, is unable to locate such Participant or beneficiary within one year of the date such benefit became payable, the benefit payable to the Participant or beneficiary shall be forfeited.

          If a benefit has been forfeited due to the Company's inability to locate a Participant or beneficiary, and such Participant or his or her beneficiary subsequently makes a claim for such benefit, such benefit shall then be reinstated. Any reinstatement of forfeited amounts under this Section shall first be made from forfeitures, if any, occurring during the Plan Year in which such reinstatement occurs, and then, if necessary, by an additional contribution by the Company.

          Section 11.12. Incapacity of Person Entitled to Payment. If any person entitled to receive any benefits under the Plan ("distributee") is, in the judgment of the Plan Administrator, legally, physically, or mentally incapable of personally caring for his or her affairs, unless prior claim has been made by a duly qualified guardian or other legal representative, the Plan Administrator may instruct the Trustee to make distribution to such other person, persons, or institutions as, in the judgment of the Plan Administrator, maintains, has custody of, or is otherwise responsible for such distributee. Any such payment shall be a payment for such distributee's account and shall be a complete discharge of any liability of the Plan therefor.

          Section 11.13. Adoption of Plan by Organization Under Common Control. With the consent of the Board of Directors of the Company the Plan may be adopted by any Organization Under Common Control with the Company for the benefit of all or a limited group of such organization's employees as specified in an agreement to adopt the Plan executed by such organization and the Board of Directors of the Company. If an Organization Under Common Control adopts the Plan, the term "Company" shall also refer to such organization.

                           ARTICLE 12

                        DIRECT ROLLOVERS
                        ----------------

          Section 12.1. Direct Rollovers. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          Section 12.2.  Definitions.

          (a) Eligible Rollover Distribution. An eligible rollover distribution is an distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee on the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, and individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) Distributee. A distributee includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


          IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officer this 27th day of September, 1994.

                              FISHER PRICE, INC.


                              By: /s/ Karen L. Kemp
                                  ---------------------